DLB


The DLB Fixed Income Fund








                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1999











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                           DLB FIXED INCOME FUND
                                                           ---------------------

MANAGER'S COMMENTARY
MARKET REVIEW

ABSOLUTE RETURNS IN THE FIXED INCOME MARKET FOR THE FIRST QUARTER WERE A DISAPPOINTMENT, REFLECTING THE RISE IN THE GENERAL LEVEL OF INTEREST RATES SINCE THE BEGINNING OF THE YEAR. However corporate bonds in particular, as well as agencies, mortgages, and asset-backed securities performed well, relative to the Treasury sector in the first quarter.

THROUGHOUT THE SECOND QUARTER, SPECULATION THAT THE FEDERAL RESERVE WOULD TIGHTEN MONETARY POLICY BECAUSE OF EVIDENCE OF A CONTINUED ROBUST ECONOMY AND CONCERNS ABOUT A SHARP RISE IN THE CONSUMER PRICE INDEX IN APRIL PUSHED INTEREST RATES HIGHER DURING THE PERIOD. As was widely anticipated, on the last day of the quarter the Fed raised the federal funds rate by 25 basis points. In its rate hike announcement, the Fed stated that it was switching its policy bias from a tightening bias to a neutral bias. Investors initially reacted positively to the neutral stance, interpreting it to mean that there was a better than even chance that when the Federal Reserve Open Market Committee next meets in August it would leave rates unchanged. However, the market gave back some of its quarter-end rally after various business indicators signaled that there was little, if any, proof of a slowing economy and the price of oil approached $20 a barrel, its highest level in eighteen months.

THE NET EFFECT OF ALL THIS WAS THAT, FOR THE SECOND QUARTER, INTERMEDIATE RATES ROSE HALF OF ONE PERCENTAGE POINT AND LONG-TERM TREASURY RATES ROSE THREE EIGHTHS OF A POINT. Interest rates are currently a full percentage point higher than at the beginning of the year, and the thirty-year Treasury bond is hovering slightly above the 6% mark. For the quarter, price depreciation, due to the rise in rates, more than offset current income, resulting in negative absolute returns for securities with maturities beyond two years.

HIGHER RATES AND MARKET NERVOUSNESS OVER THE LIKELY EXTENT OF FED TIGHTENING HURT SPREAD SECTOR SECURITIES, SUCH AS CORPORATES, MORTGAGES AND ASSET BACKEDS. Spreads had experienced tremendous widening (prices declined) during last fall's global financial crisis, but had narrowed substantially at the end of 1998 and during the first quarter of 1999. However, more than 50% of that spread contraction was reversed in May and June. In contrast to the first quarter, when the compression of quality spreads helped to partially offset the negative effects of higher rates, in the second quarter, widening spreads compounded the problem of higher rates, and as a result, spread products

                                                           DLB FIXED INCOME FUND
                                                           ---------------------

MANAGER'S COMMENTARY
MARKET REVIEW

underperformed Treasuries of a like maturity.

CORPORATE SUPPLY AND POOR LIQUIDITY ADDED TO THE WEAKNESS OF SPREAD SECTOR PRODUCT. Even though issuance of corporate debt was down from the first quarter, it remained heavy, in part because many issuers wanted to complete capital funding needs well ahead of potential Y2K problems at year-end. While liquidity had rebounded from the depths of last fall's turmoil, it was not back to pre-crisis standards, and in recent months it has again deteriorated some. Because many dealers suffered significant loses last fall, they were not as willing to commit capital to fixed income product as in the past. This was particularly noticeable when uncertainty over the direction of rates and/or Fed policy crept into the market, as has recently been the case.

FOR THE QUARTER, ALL SPREAD SECTORS RECORDED NEGATIVE EXCESS RETURNS IN COMPARISON TO TREASURIES EVEN THOUGH TREASURIES EXPERIENCED ABOUT A 40 BASIS POINT SELL OFF ACROSS THE YIELD CURVE. Additionally, the Treasury curve flattened by about 20 basis points. One explanation for the flattening may be that the yield curve reflected the belief that the Fed will move preemptively to keep a lid on inflation. On a relative basis, mortgage backed securities turned in the best performance. Mortgages and other callable securities tend to do well in periods of rising rates and declining market volatility. This was the case for most of the second quarter. However, this was partially reversed in June, as a large corporate bond calendar provided competing product, and resulted in general spread widening. A rise in volatility around the time of the Fed's June 30th rate hike also contributed to a poor month of June for the mortgage market.

WITHIN THE CORPORATE SECTOR, HIGHER QUALITY BONDS TENDED TO PERFORM BETTER DURING THE QUARTER. One longer-term concern emerging within corporate America has been the increased use of leverage and the related deterioration in credit quality. Although corporate earnings are growing at a faster rate than last year and, in general, credit fundamentals remain sound, there has been a gradual deterioration in credit quality of the high-grade universe of issuers. The peakin corporate credit quality came in the summer of 1997 and brought with it the tightest corporate spreads of this cycle. Since then, however, the trend has reversed and is likely to hold back a return to the spread levels seen in the mid-1990's.

                                                           DLB FIXED INCOME FUND
                                                           ---------------------

MANAGER'S COMMENTARY
PORTFOLIO ACTIVITY

THE FUND'S BIAS TOWARD SHORTER MATURITY CORPORATES, INITIATED DURING THE FOURTH QUARTER OF 1998, REMAINED IN PLACE IN THE FIRST QUARTER. Breakeven analysis using a one year time horizon still heavily favored shorter maturity (i.e., 2-year) corporate bonds over both intermediate maturity (i.e., 5 year) and long maturity (i.e., 30 year) securities. There was a significant amount of activity in the portfolio during the second quarter. Opportunistically, we took advantage of changes in the index that we measure the Fund against (the Lehman Brothers Aggregate Bond Index), across the board spread widening, and steep credit curves in the intermediate part of the corporate sector. When and if spreads reverse the past two months' widening, the Fund's portfolio should stand to benefit from these actions.

THE PORTFOLIO INCREASED ITS WEIGHTINGS IN COMMERCIAL MORTGAGE BACKED SECURITIES. The purchased tranches were AAA credit quality and provided an attractive relative value opportunity compared to corporate bonds. Importantly, these securities were destined for inclusion in the Lehman Brothers Aggregate Bond Index as of July 1, 1999, which meant that from a technical perspective the bonds would have good support due to increased demand. To make room for these securities, we sold our Consolidated Edison position at a spread of +76 to ten year Treasuries; we repurchased this bond a month later after its spread had widened to +100 to ten year Treasuries. This illustrates the aforementioned widening of credit spreads which occurred during May and June.

SPREADS WERE WIDER BECAUSE OF CONCERNS OF MONETARY TIGHTENING MOVES BY THE FEDERAL RESERVE OPEN MARKET COMMITTEE, IMMINENT SUPPLY DUE TO Y2K MOTIVATED FRONT LOADING OF ISSUANCE, AND ILLIQUIDITY IN THE CORPORATE MARKET. With the widening of spreads and the noticeably steep credit curves, several extension trades were undertaken, for example selling short-dated Ontario and WorldCom bonds to buy longer dated ones, increasing our duration exposure in these names to take advantage of their cheapness. We lengthened in high quality names, whose spreads would be the first to move once the spread widening reversed and spreads began contracting.

AS OF JUNE 30, 1999, THE AVERAGE MATURITY OF THE PORTFOLIO, AFTER TAKING INTO CONSIDERATION BONDS TRADING TO THEIR CALL DATES AND AVERAGE LIFE ASSUMPTIONS FOR MORTGAGE AND ASSET-BACKED SECURITIES, WAS 9.07 YEARS. The average duration, a more precise way to measure the price volatility of a bond portfolio, was 5.3 years.

                                                           DLB FIXED INCOME FUND
                                                           ---------------------

MANAGER'S COMMENTARY
ECONOMIC & INTEREST RATE OUTLOOK

THE U.S. ECONOMY, NOW IN ITS NINTH YEAR OF BUSINESS EXPANSION, CONTINUES TO HAVE GOOD MOMENTUM. Real economic growth has averaged 4% for the last three years and, though many economists and strategists are calling for the heady pace to slow from the levels experienced in late 1998 and the first half of 1999, there are yet no clear signs of this happening. Business activity continues to benefit from global disinflation, rising productivity, high consumer confidence, the ongoing capital investment boom and the "wealth effect" created by the rising value of equities and residential real estate.

STRONG CONSUMER DEMAND IS LEADING THE ECONOMY AND REFLECTS LOW UNEMPLOYMENT, THE WEALTH EFFECT AND INTEREST RATES AT OR NEAR THEIR LOWEST LEVELS IN OVER THIRTY YEARS. The prospects for slower growth are based on the premise that with interest rates up substantially over the past six months, mortgage refinancing activity is falling. This, coupled with the rise in the price of oil since the lows reached early in the year, a slowing in job creation and a less robust stock market, should retard spending. However, others argue that economic activity will remain strong and conjecture that the recent slowing in additions to payrolls reflects not less demand for labor, but a dwindling labor pool, making it more difficult for employers to find qualified workers. The ability of the economy to maintain its current momentum is enhanced by a strengthening global economy, which in turn benefits the U.S. export sector and corporate earnings.

AMIDST THIS EUPHORIC ECONOMY, CHARACTERIZED BY SUBDUED INFLATION, THERE ARE SEVERAL IMBALANCES THAT WORRY THE MONETARY AUTHORITIES AND PROMPTED THEM TO TIGHTEN MONETARY POLICY AT THE END OF THE SECOND QUARTER. In its statement following its decision to raise rates, the Fed said "last fall, the Federal Reserve Open Market Committee reduced interest rates to counter a significant seizing-up of financial markets in the United States. Since then, much of the financial strain has eased, foreign economies have firmed, and economic activity in the United States has moved forward at a brisk pace. Accordingly, the full degree of adjustment is judged no longer necessary." By removing one of last fall's three 25 basis points rate reductions, the Federal Reserve signaled that, even though today's level of inflation is not a problem, the imbalance between the strong demand for labor and a dwindling labor pool warrants pre-emptive action on their part to minimize the need for more drastic measures in the future to stem potential inflationary wage

                                                           DLB FIXED INCOME FUND
                                                           ---------------------

MANAGER'S COMMENTARY
ECONOMIC & INTEREST RATE OUTLOOK

pressures. The Fed has also expressed concern over this country's growing current account deficit and our greater reliance on foreign capital flows to help fund the private sector's negative savings rate. In an environment where the health of the U.S. economy is far superior to our trading partners and domestic interest rates are attractive, attracting foreign capital has not been difficult. However, this positive environment may change as foreign economies improve and investment outside the U.S. becomes more enticing. This could have negative implications for the U.S. dollar and inflation.

IRONICALLY, THE GRADUALIST APPROACH BEING TAKEN BY THE FED HAS SEEMINGLY REINVIGORATED THE STOCK MARKET, WHICH IN TURN EXPANDS THE WEALTH EFFECT AND HELPS MAINTAIN CONSUMER CONFIDENCE. This may have the opposite effect of what the Fed wants to accomplish and in the end may force them to again raise rates. If business activity does not return to the Fed's 3% estimate for the economy's non-inflationary growth potential, then further rate hikes can be anticipated. However, a prolonged period of monetary restraint is unlikely. Real interest rates today are already above historical averages, and even though global financial strains have receded, markets remain skittish. The Fed does not want to risk pushing rates up to a level that could jeopardize the global recovery.

                                                           DLB FIXED INCOME FUND
                                                           ---------------------

Growth of a
$100,000 Investment

                              [GRAPH APPEARS HERE]

                Cumulative Total Return Since Inception 7/25/95

                         Lehman Brothers                            Lehman Brothers
                 DLB        Aggregate                       DLB        Aggregate
            Fixed Income    Bond Index                 Fixed Income    Bond Index
            ------------    ----------                 ------------    ----------
             $100,000.00    $100,000.00
31-Jul-95    $100,100.00    $100,150.00    31-Jul-97    $116,527.23    $117,074.57
31-Aug-95    $101,501.40    $101,361.82    31-Aug-97    $115,653.28    $116,079.44
30-Sep-95    $102,404.76    $102,345.02    30-Sep-96    $117,295.55    $117,797.41
31-Oct-95    $103,602.90    $103,675.51    31-Oct-97    $118,937.69    $119,505.48
30-Nov-95    $105,105.14    $105,230.64    30-Nov-97    $119,151.78    $120,055.20
31-Dec-95    $106,461.00    $106,703.87    31-Dec-97    $120,379.04    $121,267.76
31-Jan-96    $107,397.85    $107,408.12    31-Jan-98    $121,968.05    $122,819.99
28-Feb-96    $106,356.09    $105,539.22    28-Feb-98    $121,858.28    $122,721.73
31-Mar-96    $105,526.52    $104,800.44    31-Mar-98    $122,309.15    $123,138.98
30-Apr-96    $105,009.44    $104,213.56    30-Apr-98    $122,871.77    $123,779.31
30-May-96    $104,799.42    $104,005.13    31-May-98    $123,891.61    $124,955.21
30-Jun-96    $105,836.93    $105,398.80    30-Jun-98    $124,907.52    $126,017.33
31-Jul-96    $106,048.61    $105,683.38    31-Jul-98    $125,107.37    $126,281.97
31-Aug-96    $105,942.56    $105,503.72    31-Aug-98    $126,521.09    $128,340.36
30-Sep-96    $107,605.86    $107,339.48    30-Sep-98    $129,949.81    $131,343.53
31-Oct-96    $109,790.25    $109,722.42    31-Oct-98    $129,001.17    $130,647.40
30-Nov-96    $111,557.88    $111,598.67    30-Nov-98    $129,594.58    $131,392.10
31-Dec-96    $110,408.83    $110,560.80    31-Dec-98    $130,061.12    $131,786.27
31-Jan-97    $110,850.47    $110,903.54    31-Jan-99    $131,036.58    $132,721.95
28-Feb-97    $111,072.17    $111,180.80    28-Feb-99    $128,599.30    $130,399.32
31-Mar-97    $109,872.59    $109,946.69    31-Mar-99    $129,576.65    $131,116.52
30-Apr-97    $111,399.82    $111,595.89    30-Apr-99    $129,822.85    $131,536.09
31-May-97    $112,380.14    $112,656.05    31-May-99    $128,342.87    $130,378.57
30-Jun-97    $113,796.13    $113,996.66    30-Jun-99    $127,855.16    $129,961.36


--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/99
--------------------------------------------------------------------------------

                                         6 Months    One Year     Annualized
                                          1/1/99-     7/1/98-   Since Inception
                                          6/30/99     6/30/99   7/25/95-6/30/99
                                          -------     -------   ---------------
DLB Fixed Income Fund                      -1.70        2.36         6.33
Lehman Brothers Aggregate Bond Index       -1.37        3.15         6.77

DISCLOSURE STATEMENT

LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Securities in the Fund do not match those in the index, and the performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

    DLB FIXED INCOME FUND
    ---------------------------------------
    FINANCIAL STATEMENTS FOR THE SIX MONTHS
    ENDED JUNE 30, 1999 AND THE YEAR
    ENDED DECEMBER 31,1998

DLB FIXED INCOME FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS:

    Portfolio of Investments as of June 30, 1999                          1 - 4

    Statement of Assets and Liabilities as of June 30, 1999                 5

    Statement of Operations for the Six Months Ended June 30, 1999          6

    Statements of Changes in Net Assets for the Six Months Ended
        June 30, 1999 and the Year Ended December 31, 1998                  7

    Financial Highlights for the Six Months Ended June 30, 1999 and
        the Four-Year Period Ended December 31, 1998                        8

    Notes to Financial Statements                                         9 - 11

DLB FIXED INCOME FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

                             BONDS - 97.7%

        S&P/MOODY'S                                                                        PRINCIPAL           VALUE
        BOND RATING                     ISSUER                                               AMOUNT
                             US GOVERNMENT - 14.6%
            AAA              US Treasury Note, 11.625%, 2002                               $ 500,000        $   588,830
            AAA              US Treasury Note, 11.125%, 2003                                  25,000             29,817
            AAA              US Treasury Note, 7.25%, 2004                                   100,000            106,375
            AAA              US Treasury Note, 7.50%, 2005                                    75,000             80,742
            AAA              US Treasury Note, 5.625%, 2006                                1,300,000          1,280,500
            AAA              US Treasury Note, 7.875%, 2021                                1,700,000          2,017,951
            AAA              US Treasury Note, 8.125%, 2021                                1,110,000          1,351,769
                                                                                                            -----------
                                                                                                              5,455,984
                                                                                                            -----------

                             US GOVERNMENT AGENCY  - 10.7%
            AAA              Federal National Mortgage Association, 5.625%, 2001             925,000            923,409
            AAA              Federal National Mortgage Association, 5.25%, 2009              500,000            458,400
            AAA              Federal National Mortgage Association, 4.625%, 2001           2,700,000          2,633,256
                                                                                                            -----------
                                                                                                              4,015,065
                                                                                                            -----------

                             MORTGAGES - 17.0%
            AAA              FHLMC Gold Pool #G00143, 7.50%, 2023                            176,236            178,274
            AAA              FHLMC Gold Pool #C00680, 6.00%, 2028                          1,963,600          1,849,475
            AAA              FNMA Pool #323380, 6.5%, 2028                                   972,702            938,959
            AAA              FNMA Pool #346537, 6.00%, 2011                                  391,452            377,873
            AAA              FNMA Pool #490107, 6.50%, 2029                                  744,132            718,318
            AAA              GNMA Pool #780332, 8.00%, 2009                                  215,178            223,180
            AAA              GNMA Pool #410343, 7.50%, 2011                                  363,833            371,565
            AAA              GNMA Pool #423828, 6.00%, 2011                                  346,811            335,106
            AAA              GNMA Pool #398964, 7.50%, 2011                                  202,009            206,302
            AAA              GNMA Pool #357262, 7.50%, 2023                                  252,569            255,095
            AAA              GNMA Pool #380866, 7.00%, 2024                                   65,681             64,839
            AAA              GNMA Pool #432175, 8.00%, 2026                                   35,564             36,531
            AAA              GNMA Pool #441009, 8.00%, 2026                                  154,830            159,040
            BAA              Green Tree Financial 1994-A, 6.90%, 2004                         21,861             21,786
            BAA              Green Tree Financial 1995-A, 7.25%, 2005                        157,872            156,664

        S&P/MOODY'S                                                                        PRINCIPAL           VALUE
        BOND RATING                     ISSUER                                               AMOUNT
                             MORTGAGES (CONTINUED)
            AAA              Green Tree Financial 1995-2 A-4, 7.85%, 2026                  $   2,844        $     2,844
            AAA              Green Tree Financial 1995-3 A-4, 7.05%, 2025                     41,792             42,270
            AAA              Green Tree Financial 1995-1 A-5, 8.40%, 2025                    190,442            193,181
            AAA              Green Tree Financial 1996-2 A-3, 6.90%, 2027                    200,000            201,048
                                                                                                            -----------
                                                                                                              6,332,350
                                                                                                            -----------

                             ASSET BACKED - 9.5%
            AAA              California Infrastructure PG&E-1, 6.42%, 2008                   650,000            646,419
            AAA              California Infrastructure SCE-1, 6.22%, 2004                    300,000            299,250
            AAA              Comed Transitional Funding Trust, 5.63%, 2009                   850,000            803,386
            AAA              DLJ Commercial Mortgage Corp., 6.11%, 2007                      704,492            682,807
            AAA              JP Morgan Commercial Mortgage Finance Corp., 6.507%, 2035       400,000            386,304
            AAA              Nomura Asset Securities Corporation, 6.59%, 2028                750,000            722,695
                                                                                                            -----------
                                                                                                              3,540,861
                                                                                                            -----------

                             BANKS - 1.7%
             A               Suntrust Banks, 6.00%, 2026                                     400,000            380,388
             AA              Wachovia Capital FRN TRST II, 5.5%, 2027                        265,000            252,725
                                                                                                            -----------
                                                                                                                633,113
                                                                                                            -----------

                             FINANCIAL - 7.2%
             AA              Associates Corp. N.A., 5.8%, 2004                               500,000            481,845
            BAA              AT&T Capital Corp., 6.875%, 2001                                350,000            350,147
             A               Ford Capital BV, 10.125%, 2000                                  100,000            104,950
             A               Ford Motor Credit, 5.75%, 2004                                  700,000            675,535
            AAA              MBNA Master Cr. Card Trust, 5.9%, 2011                        1,000,000            939,680
             AA              Norwest Corp., 6.00%, 2000                                      150,000            150,587
                                                                                                            -----------
                                                                                                              2,702,744
                                                                                                            -----------

                             INDUSTRIAL - 20.1%
            BAA              Airgas Inc., 7.14%, 2004                                        415,000            415,598
             A               Aluminum Company of America, 5.75%, 2001                        500,000            497,930
            BAA              American Stores, 8.00%, 2026                                    450,000            483,728
             A               Cardinal Health, 6.00%, 2006                                    150,000            141,774
             A               Cardinal Health, 6.25%, 2008                                    400,000            374,652
            BAA              Champion International, 7.20%, 2026                             675,000            661,163

        S&P/MOODY'S                                                                        PRINCIPAL           VALUE
        BOND RATING                     ISSUER                                               AMOUNT
                             INDUSTRIAL (CONTINUED)
            BAA              Comdisco Inc., 6.375%, 2001                                   $ 300,000        $   299,205
            BAA              Comdisco Inc., 6.13%, 2001                                      250,000            248,590
             A               Consolidated Edison, 6.15%, 2008                                400,000            383,192
            BAA              Georgia-Pacific Corporation, 9.95%, 2002                        175,000            190,472
             A               International Business Machines, 6.22%, 2027                    400,000            397,188
             A               McDonnell Douglas, 8.25%, 2000                                   50,000             51,082
             A               Philip Morris Companies, 7.125%, 1999                           300,000            301,575
             A               Philip Morris Companies, 7.20%, 2007                            175,000            175,207
            BAA              Raytheon Co., 6.15%, 2008                                       400,000            377,636
            BAA              Ryder System Inc., 8.45%, 1999                                  100,000            101,155
             A               Sears, Roebuck & Co., 6.50%, 2000                               100,000            100,510
             A               Sears, Roebuck & Co., 6.95%, 2002                                50,000             50,834
            BAA              Service Corp. International, 6.375%, 2000                       500,000            497,285
            BAA              Supervalue Inc., 7.25%, 1999                                    500,000            500,245
            BAA              Telecommunications Inc., 9.80%, 2012                            170,000            207,709
            BAA              Time Warner Inc., 9.15%, 2023                                   150,000            172,022
            BAA              Time Warner Entertainment, 8.375%, 2023                         325,000            352,030
            BAA              Worldcom Incorporated, 7.75%, 2007                              525,000            549,806
                                                                                                            -----------
                                                                                                              7,530,588
                                                                                                            -----------

                             INTERNATIONAL - 10.3%
            BAA              Canadian National Railroad, 7.00%, 2004                         350,000            351,663
            BAA              Hellenic Republic, 6.95%, 2008                                  300,000            300,330
             A               Hydro Quebec, 8.05%, 2024                                       450,000            487,679
             AA              Ontario Province, 5.5%, 2008                                  1,075,000            989,258
            BAA              Oslo Seismic Services, 8.28%, 2011                              396,635            405,024
            BAA              Petro Geo-Services, 7.50%, 2007                                 400,000            399,104
            BAA              Province of Newfoundland, 7.32%, 2023                           350,000            352,923
            BAA              Republic of Chile, 6.875%, 2009                                 175,000            162,153
            BAA              Southern Investments UK, 6.375%, 2001                           400,000            395,584
                                                                                                            -----------
                                                                                                              3,843,718
                                                                                                            -----------

                             TRANSPORTATION - 4.8%
             A               Atchison Topeka & Santa Fe, 7.75%, 1999                          75,000             75,490
            BAA              Burlington Northern Santa Fe Corporation, 6.05%, 2001           525,000            522,401
            BAA              JB Hunt Transport Services, Inc., 6.25%, 2000                   500,000            502,820
            BAA              Norfolk Southern, 7.05%, 2037                                   125,000            127,023
            BAA              United Air Lines Inc., 7.27%, 2013                              282,272            268,113
            BAA              Wisconsin Central Transportation, 6.625%, 2008                  300,000            285,153
                                                                                                            -----------
                                                                                                              1,781,000
                                                                                                            -----------

        S&P/MOODY'S                                                                        PRINCIPAL           VALUE
        BOND RATING                     ISSUER                                               AMOUNT
                             OTHER CORPORATE - 1.8%
            AAA              New Jersey Economic Development Authority, 7.425%, 2029       $ 650,000            678,386
                                                                                                            -----------

                             TOTAL BONDS (identified cost, $37,252,321)                                      36,513,809

                             REPURCHASE AGREEMENT - 3.4%
                             Investors Bank & Trust Repurchase Agreement, 4.25%,
                               dated 6/30/99, $1,265,477 due on 7/1/99 (secured by
                               Federal Government Agency securities), at cost              1,265,328          1,265,328
                                                                                                            -----------

                             TOTAL INVESTMENTS (identified cost, $38,517,649)                                37,779,137

                             Other assets, less liabilities - (1.1%)                                           (402,279)
                                                                                                            -----------

                             NET ASSETS - 100%                                                              $37,376,858
                                                                                                            ===========

                             See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999
-------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $38,517,649)           $ 37,779,137
    Interest receivable                                                 522,611
    Receivable from investment manager                                   44,878
                                                                   ------------
                                                                     38,346,626
                                                                   ------------

LIABILITIES:
    Payable for investments purchased                                   935,677
    Accrued management fees                                              12,094
    Accrued expenses                                                     21,997
                                                                   ------------
                                                                        969,768
                                                                   ------------
NET ASSETS                                                         $ 37,376,858
                                                                   ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                $ 37,999,469
    Unrealized depreciation of investments                             (738,512)
    Accumulated undistributed net realized gain on
      investment transactions                                            86,150
    Accumulated undistributed net investment income                      29,751
                                                                   ------------
             Total                                                 $ 37,376,858
                                                                   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             3,642,725
                                                                   ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
    PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
    OUTSTANDING)                                                   $      10.26
                                                                   ============

See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30,1999
--------------------------------------------------------------------------------

INTEREST INCOME                                                     $ 1,095,746
                                                                    -----------

EXPENSES:
    Management fee                                                       71,929
    Trustees' fees                                                        2,284
    Custodian fees                                                       27,344
    Accounting and audit fees                                            14,927
    Legal fees                                                           12,149
    Registration fees                                                     9,271
    Transfer agent fee                                                    3,968
    Miscellaneous                                                         1,908
                                                                    -----------
                                                                        143,780

    Preliminary reduction of expenses by investment manager             (44,878)
                                                                    -----------
             Net expenses                                                98,902
                                                                    -----------
             Net investment income                                      996,844
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (identified cost basis)                                94,244

    Change in unrealized depreciation                                (1,730,711)
                                                                    -----------
             Net realized and unrealized loss on investments         (1,636,467)
                                                                    -----------
             Decrease in net assets from operations                 $  (639,623)
                                                                    ===========

See notes to financial statements.

DLB FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Six Months       Year Ended
                                                                             Ended          December 31,
                                                                         June 30, 1999         1998
                                                                         -------------     -------------
                                                                          (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                $     996,844     $   1,877,785
    Net realized gain on investments                                            94,244           291,288
    Net unrealized appreciation (depreciation) of investments               (1,730,711)          368,912
                                                                         -------------     -------------

                                                                              (639,623)        2,537,985
                                                                         -------------     -------------

  Distributions to shareholders:
    From net investment income                                                (973,595)       (1,894,627)
    From net realized gain on investments                                          -            (290,918)
                                                                         -------------     -------------

                                                                              (973,595)       (2,185,545)
                                                                         -------------     -------------
  Fund share transactions:
    Net proceeds from sales of shares                                        4,971,578         2,275,531
    Net asset value of shares issued in
        reinvestment of distributions                                          702,462         1,669,653
    Cost of shares reacquired                                                 (542,042)       (2,594,499)
                                                                         -------------     -------------

                                                                             5,131,998         1,350,685
                                                                         -------------     -------------

           Total increase in net assets                                      3,518,780         1,703,125

NET ASSETS:
  At beginning of period                                                    33,858,078        32,154,953
                                                                         -------------     -------------
  At end of period (including accumulated undistributed net
    investment income of $29,751 and $6,502, respectively)               $  37,376,858     $  33,858,078
                                                                         =============     =============

  See notes to financial statements.

DLB FIXED INCOME FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months            Years Ended December 31,
                                                                  Ended       --------------------------------------   Period Ended
                                                                 June 30,                                              December 31,
                                                                   1999          1998          1997          1996          1995**
                                                                ----------    ----------    ----------    ----------    ----------
                                                                (Unaudited)
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period                        $    10.72    $    10.61    $    10.11    $    10.26    $    10.00
                                                                ----------    ----------    ----------    ----------    ----------

    Income from investment operations:
       Net investment income                                           .29           .63           .42           .53           .28
       Net realized and unrealized gain (loss) on investments         (.47)          .20           .49          (.15)          .37
                                                                ----------    ----------    ----------    ----------    ----------

                                                                      (.18)          .83           .91           .38           .65
                                                                ----------    ----------    ----------    ----------    ----------
    Less distributions to shareholders:
       From net investment income (1)                                 (.28)         (.63)         (.41)         (.53)         (.28)
       From net realized gain on investments                            -           (.09)           -             -           (.11)
                                                                ----------    ----------    ----------    ----------    ----------

                                                                      (.28)         (.72)         (.41)         (.53)         (.39)
                                                                ----------    ----------    ----------    ----------    ----------

    Net asset value- end of period                              $    10.26    $    10.72    $    10.61    $    10.11    $    10.26
                                                                ==========    ==========    ==========    ==========    ==========

    Total return                                                    (1.70%)        8.04%         9.03%         3.70%        14.75% *

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets                        .55%*         .55%          .55%          .55%          .55% *
       Ratio of net investment income to average net assets          5.58%*        5.71%         5.74%         6.36%         6.24% *
       Portfolio turnover                                              47%           50%           44%           65%           42%
       Net assets at end of period (000 omitted)                $   37,377    $   33,858    $   32,155    $   15,261    $    5,325


The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets.  Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:


       Net investment income                                    $      .28    $      .60    $      .38    $      .44    $      .19

       Ratios (to average net assets):
         Expenses                                                     .80% *        .80%         1.06%         1.66%         2.50% *
         Net investment income                                       5.33% *       5.45%         5.22%         5.25%         4.33% *

    *    Annualized
    **   For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
   (1)   Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.

See notes to financial statements.

DLB FIXED INCOME FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1.     BUSINESS AND ORGANIZATION

       DLB Fixed Income Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.     SIGNIFICANT ACCOUNTING POLICIES

       INVESTMENT VALUATION - Debt securities other than short-term obligations, including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service, with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

       REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

       INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

       TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

       The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

       Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.     TRANSACTIONS WITH AFFILIATES

       The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .40% of average daily net assets. For the six months ended June 30, 1999, the management fee amounted to $71,929. Additionally, $44,878 of Fund expenses were borne by Babson.

       The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.     PORTFOLIO SECURITIES

       Purchases and sales of investments, other than short-term obligations, were as follows:

                                               PURCHASES         SALES
                                              -----------     -----------
          U. S. Government securities         $ 1,571,016     $ 4,194,453
                                              ===========     ===========
          Investments
          (non-U.S. Government securities)    $20,366,682     $12,144,181
                                              ===========     ===========


       The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


          Aggregate cost                      $38,517,649
                                              ===========

          Gross unrealized appreciation       $    92,654
          Gross unrealized depreciation          (831,166)
                                              -----------
             Net unrealized depreciation      $  (738,512)
                                              ===========

5.     SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Six Months         Year Ended
                                                 Ended           December 31,
                                             June 30, 1999           1998
                                             -------------      -------------
          Shares sold                             470,036            208,434
          Shares issued in reinvestment
             of distributions                      67,100            155,364
          Redemptions                             (51,362)          (237,538)
                                              -----------        -----------
             Net increase                         485,774            126,260
                                              ===========        ===========

                                                           DLB FIXED INCOME FUND
                                                           ---------------------


This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Fixed Income Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.
















                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                   August 1999

                                      DLB


THE DLB VALUE FUND





                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1999











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                  DLB VALUE FUND
                                                                  --------------

MANAGER'S COMMENTARY

THE DLB VALUE FUND ACHIEVED A TOTAL RETURN OF 13.19% FOR THE SIX MONTHS ENDED JUNE 30, 1999. During the same period the unmanaged Standard and Poor's 500 Index rose 12.38%.

IN THE FIRST QUARTER THE S&P 500 CONTINUED TO BE DOMINATED BY A SMALL NUMBER OF LARGE "GROWTH" STOCKS, WHICH EXTENDED INTO A SIXTH YEAR THEIR RECORD RUN VERSUS "VALUE" STOCKS. Indeed, five of the top ten highest returning stocks were either technology- or communications-related, they accounted for over 50% of the index's return in the quarter, and their valuations were "sky high"--the kinds of companies our disciplines just don't allow us to buy.

BUT WHAT A DIFFERENCE A MONTH MAKES! APRIL MARKED A DRAMATIC TURNAROUND IN MARKET SENTIMENT FROM GROWTH TO VALUE. During that month we witnessed what was perhaps the most violent reversal of style in the stock market in our experience. Most of the shift occurred in six trading days from April 9 through April 19. At the end of the first quarter, the year-to-date return of the S&P/BARRA Growth Index exceeded the year-to-date return of the S&P/BARRA Value Index by 4.1 percentage points. By the end of April the Value Index year-to-date return exceeded the Growth Index by 5.0 percentage points, a swing of 9.1 percentage points in one month!

A NUMBER OF VALUE CHARACTERISTICS OF THE FUND--LOW ABSOLUTE AND RELATIVE PRICE-TO-EARNINGS AND PRICE-TO-BOOK, FOR EXAMPLE--WERE EXACTLY WHAT INVESTORS WERE LOOKING FOR WHEN THE SHIFT FROM GROWTH TO VALUE OCCURRED. Additionally, certain sectors (basic materials, consumer cyclical, and financial) and the Fund's overweight positions in those sectors contributed most to our successful results in the second quarter. Furthermore, because the market caps of many growth stocks are so large relative to the market caps of most of the basic materials and cyclical companies, it took only a small percentage of money flowing from the big favorites into the less liquid value stocks to result in a sharp run-up in the prices of those value stocks in the April turnaround period.

                                                                  DLB VALUE FUND
                                                                  --------------

MANAGER'S COMMENTARY

MAY WAS ANOTHER GOOD MONTH FOR VALUE STOCKS. Although the major indices produced negative returns in May and the Fund experienced a slight downturn as well, relative performance was positive. Thus the positive return spread between the Fund and the indexes that occurred in April widened in May. The last three days of a very up-and-down June market were characterized by a sharp rebound in the growth sector, as stocks rallied as concerns regarding a series of interest rate hikes began to ease. Nonetheless, the DLB Value Fund held its performance advantage through this period.

THE DLB VALUE FUND'S PORTFOLIO CONTINUES TO POSSESS ATTRACTIVE VALUATION CHARACTERISTICS EVEN AFTER THE EXCELLENT PERFORMANCE OF VALUE STOCKS IN THE SECOND QUARTER. Even though recent performance has been strong, there is plenty of room for further normalization of the valuation gap between growth companies and neglected value stocks.

                                                                  DLB VALUE FUND
                                                                  --------------
Growth of a
$100,000 Investment

                              [GRAPH APPEARS HERE]

                  Cumulative Total Return Since Inception 7/25/95

                  DLB            S & P                          DLB            S & P
              VALUE FUND       500 INDEX                    VALUE FUND       500 INDEX
              ----------       ---------                    ----------       ---------
              $100,000.00     $100,000.00
31-Jul-95     $100,800.00     $102,400.00     31-Jul-97     $166,668.74     $181,597.54
31-Aug-95     $100,699.20     $102,656.00     31-Aug-97     $162,068.68     $171,428.07
30-Sep-95     $104,294.16     $106,988.08     30-Sep-96     $171,063.49     $180,822.33
31-Oct-95     $102,093.55     $106,602.93     31-Oct-97     $163,468.27     $174,782.87
30-Nov-95     $106,789.86     $111,282.79     30-Nov-97     $170,644.53     $182,875.31
31-Dec-95     $108,178.13     $113,430.55     31-Dec-97     $169,415.89     $186,020.77
31-Jan-96     $110,428.23     $117,287.19     31-Jan-98     $169,754.72     $188,085.60
28-Feb-96     $113,398.75     $118,377.96     28-Feb-98     $182,825.83     $201,646.57
31-Mar-96     $116,880.09     $119,514.39     31-Mar-98     $192,369.34     $211,970.88
30-Apr-96     $118,306.03     $121,271.25     30-Apr-98     $196,582.23     $214,111.78
30-May-96     $121,370.16     $124,400.05     31-May-98     $189,878.78     $210,429.06
30-Jun-96     $120,654.07     $124,872.77     30-Jun-98     $191,815.54     $218,972.48
31-Jul-96     $116,467.38     $119,353.39     31-Jul-98     $179,309.17     $216,629.47
31-Aug-96     $120,252.57     $121,871.75     31-Aug-98     $150,512.12     $185,304.85
30-Sep-96     $124,040.52     $128,733.13     30-Sep-98     $157,706.59     $197,182.89
31-Oct-96     $125,057.65     $132,286.16     31-Oct-98     $171,521.69     $213,213.86
30-Nov-96     $134,874.68     $142,287.00     30-Nov-98     $177,576.41     $226,134.62
31-Dec-96     $134,132.87     $139,469.72     31-Dec-98     $178,304.47     $239,159.98
31-Jan-97     $139,806.69     $148,186.57     31-Jan-99     $174,363.94     $249,156.86
28-Feb-97     $142,155.44     $149,342.43     28-Feb-99     $175,340.38     $241,408.08
31-Mar-97     $136,909.91     $143,204.45     31-Mar-99     $179,040.06     $251,064.41
30-Apr-97     $139,374.28     $151,753.76     30-Apr-99     $201,455.88     $260,780.60
31-May-97     $147,402.24     $160,995.56     31-May-99     $198,998.12     $254,626.18
30-Jun-97     $152,752.94     $168,208.17     30-Jun-99     $201,823.89     $268,757.93

--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/99
--------------------------------------------------------------------------------

                    6 Months   One Year       Annualized
                     1/1/99-    7/1/98-    Since Inception
                     6/30/99    6/30/99    7/25/95-6/30/99
                     -------    -------    ---------------
DLB VALUE FUND        13.19       5.22          19.20
S&P 500 Index         12.38      22.76          28.04

DISCLOSURE STATEMENT

STANDARD & POORS 500 INDEX is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the Fund do not match those in the index and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

    DLB VALUE FUND
    ---------------------------------------
    FINANCIAL STATEMENTS FOR THE SIX MONTHS
    ENDED JUNE 30, 1999 AND THE YEAR
    ENDED DECEMBER 31, 1998

DLB VALUE FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS:

    Portfolio of Investments as of June 30, 1999                          1 - 3

    Statement of Assets and Liabilities as of June 30, 1999                 4

    Statement of Operations for the Six Months Ended June 30, 1999          5

    Statements of Changes in Net Assets for the Six Months Ended
         June 30, 1999 and the Year Ended December 31, 1998                 6

    Financial Highlights for the Six Months Ended June 30, 1999
         and the Four-Year Period Ended December 31, 1998                   7

    Notes to Financial Statements                                         8 - 10

DLB VALUE FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS - 96.2%

        ISSUER                                                   SHARES               VALUE
AEROSPACE - 4.4%
The Boeing Company                                                49,300           $ 2,178,444
Lockheed Martin Corporation                                       37,600             1,400,600
                                                                                   -----------
                                                                                     3,579,044
                                                                                   -----------

AIRLINES - 2.4%
KLM Royal Dutch Airlines                                          67,537             1,929,026
                                                                                   -----------

APPAREL & TEXTILE - 2.3%
Reebok International Ltd. (*)                                    102,600             1,910,925
                                                                                   -----------

AUTO PARTS - 2.3%
Dana Corporation                                                  41,300             1,902,381
                                                                                   -----------

BANKS - 9.9%
Chase Manhattan Corporation                                       23,200             2,009,700
National City Corporation                                         30,400             1,991,200
US  Bancorp                                                       56,700             1,927,800
Wells Fargo & Company                                             51,000             2,180,250
                                                                                   -----------
                                                                                     8,108,950
                                                                                   -----------

CHEMICALS - GENERAL - 2.4%
E.I. Du Pont de Nemours and Company                               28,500             1,946,906
                                                                                   -----------

CHEMICALS - SPECIALTY - 1.1%
Millennium Chemicals Inc.                                         39,300               926,006
                                                                                   -----------

COMPUTERS - 5.5%
Apple Computer Inc. (*)                                           46,300             2,144,269
International Business Machines Corporation                       17,900             2,313,575
                                                                                   -----------
                                                                                     4,457,844
                                                                                   -----------

DIVERSIFIED - 1.2%
Hanson PLC                                                        21,400               949,625
                                                                                   -----------

        ISSUER                                                   SHARES               VALUE
ELECTRIC POWER - 4.4%
Illinova Corporation                                              70,900           $ 1,932,025
Texas Utilities Company                                           39,800             1,641,750
                                                                                   -----------
                                                                                     3,573,775
                                                                                   -----------
FINANCIAL SERVICES - 11.2%
American Express Company                                          16,100             2,095,013
CitiGroup Inc.                                                    44,705             2,123,440
SLM Holding Corporation                                           44,850             2,054,691
The Student Loan Corporation                                      23,500             1,045,750
Transamerica Corporation                                          24,800             1,860,000
                                                                                   -----------
                                                                                     9,178,894
                                                                                   -----------
FOOD PRODUCERS - 2.2%
Diageo PLC                                                        41,540             1,786,220
                                                                                   -----------
INSURANCE COMPANIES - 7.2%
Aetna Inc.                                                        23,500             2,101,781
The Allstate Corporation                                          55,700             1,998,238
Berkshire Hathaway Inc., Class B (*)                                 798             1,794,702
                                                                                   -----------
                                                                                     5,894,721
                                                                                   -----------
MEDICAL SUPPLIES & SERVICES - 4.7 %
Tenet Healthcare Corporation (*)                                  85,600             1,588,950
United Healthcare Corporation                                     36,000             2,254,500
                                                                                   -----------
                                                                                     3,843,450
                                                                                   -----------
METALS & MINING - 0.4%
Martin Marietta Materials, Inc.                                    6,200               365,800
                                                                                   -----------
OFFICE EQUIPMENT - 4.8%
Wallace Computer Services, Inc.                                   85,700             2,142,500
Xerox Corporation                                                 30,000             1,771,875
                                                                                   -----------
                                                                                     3,914,375
                                                                                   -----------
OIL - DOMESTIC - 2.7%
Atlantic Richfield Co.                                            26,300             2,197,694
                                                                                   -----------
OIL - INTERNATIONAL - 2.6%
Royal Dutch Petroleum                                             35,400             2,132,850
                                                                                   -----------
PAPER & FOREST PRODUCTS - 7.4%
Potlatch Corporation                                              47,800             2,100,213
Weyerhaeuser Company                                              28,900             1,986,875
Willamette Industries, Inc.                                       42,600             1,962,263
                                                                                   -----------
                                                                                     6,049,351
                                                                                   -----------

        ISSUER                                                   SHARES               VALUE
PRINTING & PUBLISHING - 2.3 %
Harcourt General Inc.                                             36,600             1,887,188
                                                                                   -----------

RAILROADS - 2.3%
CSX Corporation                                                   40,900             1,853,281
                                                                                   -----------

RETAIL - GENERAL - 5.1%
J C Penney Company, Inc.                                          45,000             2,185,313
Sears Roebuck and Co.                                             45,400             2,023,138
                                                                                   -----------
                                                                                     4,208,451
                                                                                   -----------

RETAIL - DISCOUNT -2.4 %
Kmart Corporation (*)                                            119,900             1,970,856
                                                                                   -----------

RETAIL - SPECIALTY - 2.3%
The Limited Inc.                                                  40,900             1,855,838
                                                                                   -----------

STEEL - 2.2%
USX - US Steel Group                                              67,400             1,819,800
                                                                                   -----------

TRUCKING & SHIPPING - 0.5%
Overseas Shipholding Group                                        31,400               404,271
                                                                                   -----------

TOTAL COMMON STOCKS
     (identified cost, $66,705,964)                                                 78,647,522


                                                              PRINCIPAL
                                                                AMOUNT
Repurchase Agreement - 3.7%
Investors Bank & Trust Repurchase Agreement, 4.25%,
  dated 6/30/99, $3,012,226 due on 7/1/99 (secured by
  Federal Government Agency securities), at cost             $ 3,011,871             3,011,871
                                                                                   -----------

TOTAL INVESTMENTS (identified cost, $69,717,835)                                    81,659,393

Other assets, less liabilities - 0.1%                                                   80,854
                                                                                   -----------

NET ASSETS - 100%                                                                  $81,740,247
                                                                                   ===========

(*) Non-income producing security

See notes to financial statements.

DLB VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999
-------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $69,717,835)           $ 81,659,393
    Receivable for fund shares sold                                      65,832
    Dividends and interest receivable                                    70,294
                                                                   ------------
                                                                     81,795,519
                                                                   ------------
LIABILITIES:
    Payable for fund shares reacquired                                    1,780
    Accrued management fee                                               36,630
    Accrued expenses                                                     16,862
                                                                   ------------
                                                                         55,272
                                                                   ------------
NET ASSETS                                                         $ 81,740,247
                                                                   ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                $ 66,959,557
    Unrealized appreciation of investments                           11,941,558
    Accumulated undistributed net realized gain on
      investment transactions                                         2,344,734
    Accumulated undistributed net investment income                     494,398
                                                                   ------------
             Total                                                 $ 81,740,247
                                                                   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             4,985,978
                                                                   ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                    $      16.39
                                                                   ============

See notes to financial statements.

DLB VALUE FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1999
-------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld of $10,859)              $   722,197
    Interest                                                             40,571
                                                                    -----------
                                                                        762,768
                                                                    -----------
EXPENSES:
    Management fee                                                      209,114
    Trustees' fees                                                        2,284
    Custodian fees                                                       22,795
    Accounting and audit fees                                            14,580
    Legal fees                                                           12,149
    Registration fee                                                     10,562
    Transfer agent fee                                                    3,968
    Miscellaneous                                                         1,910
                                                                    -----------
             Net expenses                                               277,362
                                                                    -----------
             Net investment income                                      485,406
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Realized gain (identified cost basis)                             2,576,651

    Change in unrealized appreciation                                 6,463,624
                                                                    -----------

             Net realized and unrealized gain on investments          9,040,275
                                                                    -----------

             Increase in net assets from operations                 $ 9,525,681
                                                                    ===========

See notes to financial statements.

DLB VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Six Months        Year Ended
                                                                             Ended          December 31,
                                                                         June 30, 1999         1998
                                                                         -------------     -------------
                                                                          (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                $     485,406     $   1,237,016
    Net realized gain on investments                                         2,576,651         4,274,144
    Net unrealized appreciation (depreciation) of investments                6,463,624        (2,709,889)
                                                                         -------------     -------------
                                                                             9,525,681         2,801,271
                                                                         -------------     -------------

  Distributions to shareholders:
    From net investment income                                                  -             (1,228,024)
    From net realized gain on investments                                       -             (4,256,810)
                                                                         -------------     -------------

                                                                                -             (5,484,834)
                                                                         -------------     -------------

  Fund share transactions:
    Net proceeds from sales of shares                                       18,870,561        27,948,166
    Net asset value of shares issued in
      reinvestment of distributions                                             -              5,469,771
    Cost of shares reacquired                                              (18,567,020)      (15,272,460)
                                                                         -------------     -------------

                                                                               303,541        18,145,477
                                                                         -------------     -------------

           Total increase in net assets                                      9,829,222        15,461,914


NET ASSETS:
  At beginning of period                                                    71,911,025        56,449,111
                                                                         -------------     -------------
  At end of period (including accumulated undistributed
    net investment income of $494,398 and $8,992, respectively)          $  81,740,247     $  71,911,025
                                                                         =============     =============

See notes to financial statements.

DLB VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months            Years Ended December 31,
                                                                  Ended       --------------------------------------   Period Ended
                                                                 June 30,                                              December 31,
                                                                   1999          1998          1997          1996          1995**
                                                                ----------    ----------    ----------    ----------    ----------
                                                                (Unaudited)
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period                        $    14.48    $    14.91    $    12.53    $    10.58    $    10.00
                                                                ----------    ----------    ----------    ----------    ----------
    Income from investment operations:
       Net investment income                                           .10           .27           .15           .16           .09
       Net realized and unrealized gain on investments                1.81           .50          3.15          2.38           .73
                                                                ----------    ----------    ----------    ----------    ----------
                                                                      1.91           .77          3.30          2.54           .82
                                                                ----------    ----------    ----------    ----------    ----------
    Less distributions to shareholders:
       From net investment income                                      -            (.27)         (.15)         (.16)         (.09)
       From net realized gain on investments                           -            (.93)         (.70)         (.41)         (.15)
       In excess of net realized gain on investment                    -             -            (.07)         (.02)          -
                                                                ----------    ----------    ----------    ----------    ----------

                                                                       -           (1.20)         (.92)         (.59)         (.24)
                                                                ----------    ----------    ----------    ----------    ----------
    Net asset value- end of period                              $    16.39    $    14.48    $    14.91    $    12.53    $    10.58
                                                                ==========    ==========    ==========    ==========    ==========

    Total Return                                                    13.19%         5.25%        26.35%        23.99%        18.64% *

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets                        .73% *        .60%          .71%          .80%          .80% *
       Ratio of net investment income to average net assets          1.28% *       1.85%         1.40%         1.56%         2.02% *
       Portfolio turnover                                              12%           21%           25%           23%            7%
       Net assets at end of period (000 omitted)                $   81,740    $   71,911    $   56,449    $   19,228    $   10,818



  The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:


       Net investment income                                    $     -       $      .25    $      .13    $      .09    $      .02

       Ratios (to average net assets):
         Expenses                                                     -             .75%          .92%         1.50%         2.43% *
         Net investment income                                        -            1.69%         1.19%          .86%         0.40% *


    *    Annualized
    **   For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

See notes to financial statements.

DLB VALUE FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1.     BUSINESS AND ORGANIZATION

       DLB Value Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.     SIGNIFICANT ACCOUNTING POLICIES

       INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

       REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

       FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial tatement purposes as net realized gains and losses on investments. Income and expense gains and losses that are attributable to changes in foreign exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

       INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

       TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

       The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

       Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

       Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.


3.     TRANSACTIONS WITH AFFILIATES

       The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the six months ended June 30, 1999, the management fee amounted to $209,114.

       The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.


4.     PORTFOLIO SECURITIES

       Purchases and sales of investments, other than short-term obligations, aggregated $8,655,655 and $9,329,869, respectively.

       The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


          Aggregate cost                      $69,717,835
                                              ===========

          Gross unrealized appreciation       $14,960,546
          Gross unrealized depreciation        (3,018,988)
                                              -----------
             Net unrealized appreciation      $11,941,558
                                              ===========

5.     SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                               Six Months        Year Ended
                                                 Ended           December 31,
                                             June 30, 1999           1998
                                             -------------      -------------
          Shares sold                           1,236,646          1,766,141
          Shares issued in reinvestment
             of  distributions                       -               380,870
          Redemptions                          (1,215,696)          (968,493)
                                              -----------        -----------
             Net increase                          20,950          1,178,518
                                              ===========        ===========

                                                                  DLB VALUE FUND
                                                                  --------------





This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Value Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.














                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                   August 1999

                                      DLB

THE DLB GROWTH FUND







                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1999











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                 DLB GROWTH FUND
                                                                 ---------------

MANAGER'S COMMENTARY

THE FIRST SIX MONTHS OF 1999 WERE A FRUSTRATING PERIOD FOR INVESTING IN MEDIUM AND LARGE CAPITALIZATION HIGH GROWTH STOCKS IN THE DLB GROWTH FUND. After climbing 31.33% in 1998 the DLB Growth Fund advanced 2.65% in the first half of 1999, lagging its benchmark, the Russell 1000 Growth Index's, total return of 10.45%.

THE FIRST HALF OF 1999 MARKED THE END OF THE EXTENDED PERIOD OF GLOBAL WEAKNESS THAT BEGAN WITH THE ASIAN CRISIS IN MID-1997. We believe a sustained period of stronger global economic growth lies ahead of us.

EMERGING ASIA (EXCLUDING CHINA AND JAPAN) IS LEADING THE RECOVERY WITH AN UPTURN SHAPED LIKE A HOCKEY STICK. A recovery in parts of Europe is now kicking in, and we expect the same to occur in Latin America in the not too distant future. Japan is still more than a year away from sustained stronger growth. U.S. growth is slowing from booming levels to a more normalized trend. Tightening by the Federal Reserve in the second quarter was done to ensure slower, sustained growth in the U.S. While a rise in interest rates is never a painless experience for investors in the financial markets, it was a necessary step to take in order to prolong the economic expansion here in the U.S.

SECTOR ROTATION WAS PROLIFIC AND SEVERE IN THE FIRST HALF OF 1999. Stable, high quality growth stocks were marked down considerably as investor sentiment turned on a dime and shifted toward value-oriented cyclical stocks that have underperformed the broader market for the past several years. Growth stocks in the S&P 500 Index increased by 3.8% in the second quarter, while value-oriented stocks in the index advanced 10.8% during the same time period.

BUSINESS TRENDS IN MANY PARTS OF THE TECHNOLOGY AND COMMUNICATIONS SECTORS HAVE BEEN VERY STRONG IN 1999, FOLLOWING A CYCLICAL DOWNTURN IN 1998. Semiconductor companies and communications chips companies in particular have been big contributors to returns in recent months. The top five performing investments in the first half of the year were in the semiconductor industry: ANALOG DEVICES (analog semiconductors, up 60%), LINEAR TECHNOLOGY (analog semiconductors, up 53%), MAXIM INTEGRATED PRODUCTS (analog semiconductors, up 53%), KLA-TENCOR (semiconductor manufacturing equipment, up 50%) and VITESSE SEMICONDUCTOR (high speed communications semiconductors, up 48%). Recently we have realized gains on many investments in these companies due to lofty valuations.

                                                                 DLB GROWTH FUND
                                                                 ---------------

MANAGER'S COMMENTARY

STOCKS IN THE HEALTHCARE SECTOR, AND THE PHARMACEUTICAL INDUSTRY IN PARTICULAR, HAVE UNDERPERFORMED THE MARKET SO FAR THIS YEAR BY 15% AS THREE FACTORS CAME TOGETHER IN THE FIRST HALF OF THE YEAR: 1) an improved profit outlook for cyclical industries; 2) rising interest rates; and 3) credible proposals for a Medicare drug benefit.

MOST OF OUR LARGE INVESTMENTS IN THE HEALTHCARE SECTOR UNDERPERFORMED THE MARKET IN THE FIRST HALF OF 1999, including CARDINAL HEALTH (pharmaceuticals packaging and distribution, down 15%), PFIZER (pharmaceuticals, down 12%) and MONSANTO (pharmaceuticals and agricultural products, down 17%).

AT THE END OF THE DAY IT IS QUITE CLEAR TO US THAT THE PHARMACEUTICAL INDUSTRY IS ONE OF THE MOST ATTRACTIVE BUSINESSES IN AMERICA TODAY. Drug company products serve the general good, are protected from competing products with patents and are very research intensive, thus providing steep barriers to entry. We feel very confident in the prospects for the pharmaceutical idustry longer term.

IN THE FIRST HALF OF 1999 WE MADE TWO NEW INVESTMENTS IN THE DLB GROWTH FUND:
LIBERTY MEDIA, a tracking stock of AT&T representing the internet and cable programming assets of the combined AT&T and Telecommunications Inc.; and, MCI WORLDCOM, a diversified telecommunications company.

WE LIQUIDATED TWO LARGE HOLDINGS IN THE TECHNOLOGY SECTOR: LINEAR TECHNOLOGY and MAXIM INTEGRATED PRODUCTS. Both stocks have been big contributors to Fund performance in 1999 and reached valuation levels that were unsustainable in our view. At the same time we eliminated six smaller investments in the Fund including BESTFOODS, DUPONT, JOHNSON & JOHNSON, PRAXAIR, MERCK and ROYAL DUTCH PETROLEUM.

THE TOP TEN INVESTMENTS IN THE FUND--AS OF JUNE 30, 1999, AND COMPRISING OVER 38% OF TOTAL FUND ASSETS--ARE LISTED ON THE FOLLOWING PAGE.

                                                                 DLB GROWTH FUND
                                                                 ---------------

MANAGER'S COMMENTARY

--------------------------------------------------------------------------------
Top 10 Equity Holdings                                       % of Fund Assets
--------------------------------------------------------------------------------
Cardinal Health                                                     4.9
Vitesse Semiconductor                                               4.6
Federal Home Loan Mortgage Corp.                                    4.1
KLA-Tencor                                                          3.7
Microchip Technology                                                3.6
MCI Worldcom                                                        3.6
Guidant                                                             3.5
Boston Scientific                                                   3.5
Analog Devices                                                      3.4
American Home Products                                              3.4
Total                                                              38.3
--------------------------------------------------------------------------------

WE CONTINUE TO FOCUS ON HIGH QUALITY, HIGH GROWTH COMPANIES IN THE DLB GROWTH FUND. We believe our low risk approach to growth stock investing will generate above-average returns in the equity market over the long term. Thank you for your investment and continued interest in the DLB Growth Fund.

                                                                 DLB GROWTH FUND
                                                                 ---------------

Growth of a
$100,000 Investment

                              [GRAPH APPEARS HERE]

                Cumulative Total Return Since Inception 1/20/98

                  DLB        RUSSELL 1000                       DLB        RUSSELL 1000
              GROWTH FUND    GROWTH INDEX                   GROWTH FUND    GROWTH INDEX
              -----------    ------------                   -----------    ------------
              $100,000.00     $100,000.00
   Jan-98     $101,900.00     $103,220.00     31-Oct-98     $112,291.04     $118,493.17
28-Feb-98     $108,900.53     $110,982.14     30-Nov-98     $120,993.59     $127,510.50
31-Mar-98     $110,697.39     $115,410.33     31-Dec-98     $131,326.45     $139,011.95
30-Apr-98     $114,793.19     $117,002.99     31-Jan-99     $131,431.51     $147,171.95
31-May-98     $110,488.45     $113,680.11     28-Feb-99     $124,058.20     $140,446.19
30-Jun-98     $114,189.81     $120,637.33     31-Mar-99     $130,608.47     $147,847.71
31-Jul-98     $114,395.35     $119,841.13     30-Apr-99     $131,731.71     $148,039.91
31-Aug-98      $97,396.20     $101,852.97     31-May-99     $128,346.20     $143,495.09
30-Sep-98     $104,291.85     $109,675.28     30-Jun-99     $134,802.02     $153,539.74


--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/99
--------------------------------------------------------------------------------
                              6 Months     One Year    Since Inception
                               1/1/99-      7/1/98-       1/20/98-
                               6/30/99      6/30/99       6/30/99
                               -------      -------       -------

DLB GROWTH FUND                 2.65        18.13          22.08
Russell 1000 Growth Index      10.45        27.26          33.09








DISCLOSURE STATEMENT

RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the index, and performance of the Fund will differ.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

    DLB GROWTH FUND
    ---------------------------------------
    FINANCIAL STATEMENTS FOR THE SIX MONTHS
    ENDED JUNE 30, 1999 AND THE PERIOD
    JANUARY 20, 1998 (COMMENCEMENT OF
    OPERATIONS) TO DECEMBER 31, 1998

DLB GROWTH FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS:

    Portfolio of Investments as of June 30, 1999                          1 - 3

    Statement of Assets and Liabilities as of June 30, 1999                 4

    Statement of Operations for Six Months Ended June 30, 1999              5

    Statement of Changes in Net Assets for the Six Months Ended
         June 30, 1999 and the Period January 20, 1998
         (commencement of operations) to December 31, 1998                  6

    Financial Highlights for the Six Months Ended June 30, 1999
         and the Period Ended December 31, 1998                             7

    Notes to Financial Statements                                         8 - 10

DLB GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS - 90.0%
        ISSUER                                                   SHARES               VALUE

BANKS - 3.1%
Bank of America                                                   27,600           $ 2,023,425
Mellon Bank Corporation                                           59,400             2,160,675
                                                                                   -----------
                                                                                     4,184,100
                                                                                   -----------
BEVERAGES - 2.6 %
Anheuser-Busch Companies, Inc.                                    18,200             1,291,063
PepsiCo, Inc.                                                     56,000             2,166,500
                                                                                   -----------
                                                                                     3,457,563
                                                                                   -----------
CHEMICALS - 2.0%
Monsanto Company                                                  67,200             2,650,200
                                                                                   -----------
COMMUNICATION SERVICES - 5.7%
AT&T Corp. Liberty Media Group-A                                  84,400             3,101,700
MCI Worldcom, Inc.                                                52,900             4,552,706
                                                                                   -----------
                                                                                     7,654,406
                                                                                   -----------
COMPUTER RELATED - 1.9%
Cisco Systems, Inc. (*)                                           39,500             2,540,344
                                                                                   -----------
COMPUTER SERVICES - 1.8%
Automatic Data Processing, Inc.                                   55,300             2,433,200
                                                                                   -----------
COMPUTER SOFTWARE - 3.0%
Cadence Design Systems, Inc. (*)                                 255,200             3,253,800
Microsoft Corporation (*)                                          9,500               856,781
                                                                                   -----------
                                                                                     4,110,581
                                                                                   -----------
COSMETIC & TOILETRY - 1.4%
The Gillette Company                                              47,500             1,947,500
                                                                                   -----------
DRUGS - 14.8%
American Home Products Corporation                                75,800             4,358,500
Bristol-Meyers Squibb Company                                     44,300             3,120,381
Cardinal Health, Inc.                                             93,757             6,012,168
Pfizer Inc.                                                       35,900             3,940,025
Pharmacia & Upjohn Inc.                                           44,800             2,545,200
                                                                                   -----------
                                                                                    19,976,274
                                                                                   -----------

        ISSUER                                                   SHARES               VALUE
ELECTRICAL EQUIPMENT - 4.4%
General Electric Company                                          26,700           $ 3,017,100
MSC Industrial Direct Company, Inc. (*)                          281,500             2,885,375
                                                                                   -----------
                                                                                     5,902,475
                                                                                   -----------

ELECTRONICS & INSTRUMENTS - 6.7%
Analog Devices (*)                                                86,900             4,361,294
KLA Tencor Corp. (*)                                              72,000             4,671,000
                                                                                   -----------
                                                                                     9,032,294
                                                                                   -----------

FINANCIAL SERVICES - 5.3%
Federal Home Loan Mortgage Corporation                            88,700             5,144,600
Paychex, Inc.                                                     65,100             2,075,063
                                                                                   -----------
                                                                                     7,219,663
                                                                                   -----------

FOOD PRODUCERS - 0.3%
Wm. Wrigley Jr. Company                                            4,700               423,000
                                                                                   -----------

FOOD RETAILERS - 2.9%
Safeway Inc. (*)                                                  77,800             3,851,100
                                                                                   -----------

FURNITURE & APPLIANCES - 2.1%
Herman Miller, Inc.                                              135,800             2,851,800
                                                                                   -----------

INSURANCE COMPANIES - 4.0%
American International Group, Inc.                                31,800             3,722,588
Berkshire Hathaway Inc., Class B (*)                                 770             1,724,800
                                                                                   -----------
                                                                                     5,447,388
                                                                                   -----------

MEDICAL SUPPLIES & SERVICES - 8.0%
Boston Scientific Corporation (*)                                100,300             4,406,931
Guidant Corporation                                               86,100             4,428,769
Health Management Associates (*)                                 177,300             1,994,625
                                                                                   -----------
                                                                                    10,830,325
                                                                                   -----------

OIL - INTERNATIONAL - 1.9%
Mobil Corporation                                                 25,500             2,524,500
                                                                                   -----------

PROFESSIONAL SERVICES - 0.8%
Service Corporation International                                 56,900             1,095,325
                                                                                   -----------

RECREATION - 1.7%
The Walt Disney Company                                           72,700             2,235,525
                                                                                   -----------

        ISSUER                                                   SHARES               VALUE
SEMICONDUCTORS - 10.2%
ETEC Systems, Inc. (*)                                           108,300           $ 3,600,975
Microchip Technology Incorporated (*)                             94,400             4,472,200
Vitesse Semiconductor Corporation (*)                             85,000             5,732,188
                                                                                   -----------
                                                                                    13,805,363
                                                                                   -----------

SPECIALTY RETAIL - 3.5%
CVS Corporation                                                   61,700             3,131,275
Office Depot Inc. (*)                                             69,500             1,533,344
                                                                                   -----------
                                                                                     4,664,619
                                                                                   -----------

TOBACCO - 1.9%
Philip Morris Companies Inc.                                      65,400             2,628,260
                                                                                   -----------

TOTAL COMMON STOCKS
     (identified cost, $115,704,041)                                               121,465,805
                                                                                   -----------

                                                              PRINCIPAL
                                                                AMOUNT

REPURCHASE AGREEMENT - 10.1%
Investors Bank & Trust Repurchase Agreement, 4.25%,
  dated 6/30/99, $13,683,305 due on 7/1/99 (secured by
  Federal Government Agency securities), at cost            $ 13,681,690            13,681,690
                                                                                   -----------

TOTAL INVESTMENTS (identified cost, $129,385,731)                                  135,147,495


Other assets, less liabilities - (0.1%)                                               (161,006)
                                                                                   -----------

NET ASSETS - 100%                                                                 $134,986,489
                                                                                   ===========

(*) Non-income producing security

See notes to financial statements.

DLB GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30,1999
--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $129,385,731)          $135,147,495
    Receivable for Fund shares sold                                     683,000
    Dividends and interest receivable                                    72,328
                                                                   ------------
                                                                    135,902,823
                                                                   ------------
LIABILITIES:
    Payable for investments purchased                                   466,498
    Payable for Fund shares reaquired                                   375,646
    Accrued management fee                                               59,256
    Accrued expenses                                                     14,934
                                                                   ------------
                                                                        916,334
                                                                   ------------
NET ASSETS                                                         $134,986,489
                                                                   ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                $123,094,719
    Unrealized appreciation of investments                            5,761,764
    Accumulated undistributed net investment income                     109,683
    Accumulated undistributed net realized gain on
     investment transactions                                          6,020,323
                                                                   ------------
                                                                   $134,986,489
                                                                   ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                            10,253,738
                                                                   ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
    PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
    OUTSTANDING)                                                   $      13.16
                                                                   ============

See notes to financial statements.

DLB GROWTH FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Dividends                                                       $   305,426
    Interest                                                            141,586
                                                                    -----------
                                                                        447,012
                                                                    -----------
EXPENSES:
    Management fee                                                      269,367
    Trustees' fees                                                        2,284
    Custodian fees                                                       24,573
    Accounting and audit fees                                            14,084
    Legal fees                                                           12,149
    Registration fee                                                     10,608
    Transfer agent fee                                                    3,968
    Miscellaneous                                                         1,844
                                                                    -----------
             Net expenses                                               338,877
                                                                    -----------
             Net investment income                                      108,135
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (identified cost basis)                             6,017,261

    Change in unrealized appreciation                                (1,332,478)
                                                                    -----------

             Net realized and unrealized gain on investments          4,684,783
                                                                    -----------

             Increase in net assets from operations                 $ 4,792,918
                                                                    ===========

See notes to financial statements.

DLB GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Six Months       Period Ended
                                                                             Ended          December 31,
                                                                         June 30, 1999          1998*
                                                                         -------------     -------------
                                                                          (Unaudited)
INCREASE IN NET ASSETS:
  From operations:
    Net investment income                                                $     108,135     $     128,567
    Net realized gain on investments                                         6,017,261           677,899
    Net unrealized appreciation (depreciation) of investments               (1,332,478)        7,094,242
                                                                         -------------     -------------
                                                                             4,792,918         7,900,708
                                                                         -------------     -------------

  Distributions to shareholders:
    From net investment income                                                  -               (127,019)
    From net realized gain on investments                                       -               (674,837)
                                                                         -------------     -------------
                                                                                -               (801,856)
                                                                         -------------     -------------

  Fund share transactions:
    Net proceeds from sales of fund shares                                 106,731,461        25,153,000
    Net asset value of shares issued in
      reinvestment of distributions                                             -                801,856
    Cost of shares reacquired                                               (9,591,608)            -
                                                                         -------------     -------------
                                                                            97,139,853        25,954,856
                                                                         -------------     -------------

           Total increase in net assets                                    101,932,771        33,053,708

NET ASSETS:
  At beginning of period                                                    33,053,718                10
                                                                         -------------     -------------
  At end of period (including accumulated undistributed net
    investment income of $109,683 and $1,548, respectively)              $ 134,986,489     $  33,053,718
                                                                         =============     =============

*   For the period from January 20, 1998 (commencement of operations) to December 31, 1998

See notes to financial statements.

DLB GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months    Period Ended
                                                                  Ended       December 31,
                                                              June 30, 1999      1998**
                                                              -------------   ------------
                                                               (Unaudited)
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period                        $    12.82    $    10.00
                                                                ----------    ----------

    Income from investment operations:
       Net investment income                                          0.01          0.05
       Net realized and unrealized gain on investments                0.33          3.09
                                                                ----------    ----------
                                                                      0.34          3.14
                                                                ----------    ----------

    Less distributions to shareholders:
       From net investment income                                    -             (0.05)
       From net gain on investments                                  -             (0.27)
                                                                ----------    ----------
                                                                     -             (0.32)
                                                                ----------    ----------
    Net asset value- end of period                              $    13.16    $    12.82
                                                                ==========    ==========

    Total return                                                     2.65%        31.33%

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets                        .69% *        .80% *
       Ratio of net investment income to average net assets           .22% *        .48% *
       Portfolio turnover                                              31%           34%
       Net assets at end of period (000 omitted)                $  134,986    $   33,054


  The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:


       Net investment income                                    $    -          $    .03

       Ratios (to average net assets):
         Expenses                                                    -              .95% *
         Net investment income                                       -              .32% *

    *    Annualized
    **   For the period from January 20, 1998 (commencement of operations) to December 31, 1998.

  See notes to financial statements.

DLB GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.     BUSINESS AND ORGANIZATION

       DLB Growth Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.


2.     SIGNIFICANT ACCOUNTING POLICIES

       INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

       REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

       INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

       TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

       The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

       Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.


3.     TRANSACTIONS WITH AFFILIATES

       The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .55% of average daily net assets. For the six months ended June 30, 1999, the management fee amounted to $269,367.

       The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.


4.     PORTFOLIO SECURITIES

       Purchases and sales of investments, other than short-term obligations, aggregated $113,391,394 and $27,451,743, respectively.

       The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


          Aggregate cost                      $ 129,385,731
                                              =============

          Gross unrealized appreciation       $  12,679,536
          Gross unrealized depreciation          (6,917,772)
                                              -------------
             Net unrealized appreciation      $   5,761,764
                                              =============

5.     SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                                 Period from
                                                              January 20, 1998
                                                              (commencement of
                                              Six Months       operations) to
                                                 Ended           December 31,
                                             June 30, 1999           1998
                                             -------------      -------------
          Shares sold                           8,425,441          2,515,233
          Shares issued in reinvestment
             of distributions                        -                63,188
          Redemptions                            (750,125)              -
                                              -----------        -----------
             Net increase                       7,675,316          2,578,421
                                              ===========        ===========

                                                                 DLB GROWTH FUND
                                                                 ---------------




This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Growth Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                   August 1999

                                     DLB

THE DLB DISCIPLINED GROWTH FUND







                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1999











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                     DLB DISCIPLINED GROWTH FUND
                                                     ---------------------------

MANAGER'S COMMENTARY

THE DISCIPLINED GROWTH FUND ACHIEVED A TOTAL RETURN OF 11.52% FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999. During this same period, the Fund's benchmark, the Russell 1000 Growth Index, rose 10.45%.

THE FIRST SIX MONTHS OF 1999 SAW A WIDELY VARYING MARKET, ULTIMATELY DOMINATED BY ULTRA-LARGE CAPITALIZATION STOCKS AND PREVIOUSLY SMALL CAPITALIZATION INTERNET STOCKS THAT ARE NOW LARGE CAPITALIZATION STOCKS. The large capitalization market (using both the S&P 500 Index and the Russell 1000 Index as proxies) was up over 10 percentage points, adding to a long-running string of very positive performance for the stock market. Using the Russell Indices as a guide to how different investment styles worked in the U.S. markets, the large-cap Russell 1000 Value Index outperformed the Russell 1000 Growth Index by approximately 2.4 percentage points. All of the outperformance occurred in the second quarter where the Value Index outperformed the Growth Index by more than 7 percentage points. In the small capitalization world, we saw something dramatically different; using the Russell Indices, the small-cap Russell 2000 Growth Index outperformed the Russell 2000 Value Index by more the 6 percentage points.

THE BAIC STRATEGY OF THIS FUND IS TO FIND UNDER-PRICED STOCKS THAT ARE EXPERIENCING A POSITIVE CHANGE IN MARKET SENTIMENT. These stocks will tend to get the largest returns as the market revalues the stock to a "fairer" market value. The last few quarters have been quite difficult for this kind of strategy. The market favored very high capitalization stocks without regard to valuations. We have seen a turnaround as market leadership has broadened to include smaller capitalization (notice I didn't say "small") stocks. This has helped to reduce, but not eliminate, the wide valuation disparities in the large cap market.

LOOKING TO THE FUTURE, WE ARE HOPEFUL THAT THE MARKET WILL CONTINUE TO BEND TOWARDS UNDERVALUED STOCKS AND REDUCE ITS EMPHASIS ON ULTRA-LARGE CAP STOCKS. At the time of the writing of this report (August 4, 1999), we are seeing considerable movement to achieving this hope. Increasing risks of inflation and interest rates appear to have tempered the enthusiasm for many very high growth companies that, in our opinion, are very overvalued. Problems with the global economy, most notably in Asia, continue to refocus the market on near-term fundamentals.

                                                     DLB DISCIPLINED GROWTH FUND
                                                     ---------------------------

MANAGER'S COMMENTARY

WE CONTINUE TO MAINTAIN DIVERSIFICATION RELATIVE TO THE FUND'S BENCHMARK, THE RUSSELL 1000 GROWTH INDEX, and hold a similar Beta (average propensity to move with the market), dividend yield, and average market capitalization as the Russell 1000 Growth Index.

                                                     DLB DISCIPLINED GROWTH FUND
                                                     ---------------------------
GROWTH OF A
$100,000 INVESTMENT

                              [GRAPH APPEARS HERE]

                Cumulative Total Return Since Inception 8/26/96

                  DLB                                           DLB
              DISCIPLINED    RUSSELL 1000                   DISCIPLINED    RUSSELL 1000
              GROWTH FUND    GROWTH INDEX                   GROWTH FUND    GROWTH INDEX
              -----------    ------------                   -----------    ------------
              $100,000.00     $100,000.00
   Aug-96      $98,500.00     $100,240.00     28-Feb-98     $175,310.06     $164,754.17
30-Sep-96     $106,399.70     $107,537.47     31-Mar-98     $180,586.90     $171,327.86
31-Oct-96     $110,102.41     $108,182.70     30-Apr-98     $181,237.01     $173,692.18
30-Nov-96     $120,099.71     $116,307.22     31-May-98     $178,445.96     $168,759.33
31-Dec-96     $118,502.38     $114,027.60     30-Jun-98     $188,885.05     $179,087.40
31-Jan-97     $127,449.31     $122,020.93     31-Jul-98     $182,368.51     $177,905.42
28-Feb-97     $128,163.03     $121,191.19     31-Aug-98     $151,128.79     $151,201.82
31-Mar-97     $123,382.55     $114,634.74     30-Sep-98     $159,093.27     $162,814.12
30-Apr-97     $131,920.62     $122,246.49     31-Oct-98     $169,322.97     $175,904.37
31-May-97     $139,849.05     $131,072.69     30-Nov-98     $184,832.96     $189,290.69
30-Jun-97     $144,631.89     $136,315.60     31-Dec-98     $196,958.00     $206,364.71
31-Jul-97     $160,281.06     $148,365.89     31-Jan-99     $205,013.58     $218,478.32
31-Aug-97     $154,382.71     $139,686.49     28-Feb-99     $193,614.83     $208,493.86
30-Sep-96     $164,510.22     $146,559.07     31-Mar-99     $198,319.67     $219,481.49
31-Oct-97     $153,553.84     $141,136.38     30-Apr-99     $204,150.26     $219,766.82
30-Nov-97     $159,189.26     $147,134.68     31-May-99     $207,008.37     $213,019.98
31-Dec-97     $156,674.07     $148,782.58     30-Jun-99     $219,656.58     $227,931.37
31-Jan-98     $160,982.61     $153,231.18

--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/99
--------------------------------------------------------------------------------
                               6 Months     One Year       Annualized
                               1/1/99-      6/30/98-     Since Inception
                               6/30/99      6/30/99      8/26/96-6/30/99
                               -------      -------      ---------------
DLB DISCIPLINED GROWTH FUND     11.52        16.33           30.99
Russell 1000 Growth Index       10.45        27.26           32.64

DISCLOSURE STATEMENT

RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values than the Value universe. Securities in the Fund do not match those in the index, and the performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

    DLB DISCIPLINED
    GROWTH FUND
    (FORMERLY DLB QUANTITIVE EQUITY FUND)
    ---------------------------------------
    FINANCIAL STATEMENTS FOR THE SIX MONTHS
    ENDED JUNE 30, 1999 AND THE YEAR
    ENDED DECEMBER 31, 1998

DLB DISCIPLINED GROWTH FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS:

    Portfolio of Investments as of June 30, 1999                          1 - 4

    Statement of Assets and Liabilities as of June 30, 1999                 5

    Statement of Operations for the Six Months Ended June 30, 1999          6

    Statements of Changes in Net Assets for the Six Months Ended
         June 30, 1999 and the Year Ended December 31, 1998                 7

    Financial Highlights for the Six Months Ended June 30, 1999
         and the Three-Year Period Ended December 31, 1998                  8

    Notes to Financial Statements                                         9 - 10

DLB DISCIPLINED GROWTH FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS - 99.4%

        ISSUER                                                   SHARES               VALUE
AEROSPACE - 6.0%
General Dynamics Corporation                                       8,600           $   589,100
Gulfstream Aerospace Corporation (*)                              17,500             1,182,344
Rockwell International Corporation                                10,300               625,725
United Technologies Corporation (*)                                2,200               157,713
                                                                                   -----------
                                                                                     2,554,882
                                                                                   -----------
AIRLINES - 0.7%
Northwest Airlines Corporation CL A                                8,700               282,750
                                                                                   -----------

APPAREL & TEXTILE - 10.4%
Jones Apparel Group, Inc. (*)                                     33,500             1,149,469
Liz Claiborne Inc.                                                27,000               985,500
Ross Stores Inc.                                                  20,300             1,022,613
VF Corporation                                                    14,700               628,425
Warnaco Group, Inc.                                               22,600               604,550
                                                                                   -----------
                                                                                     4,390,557
                                                                                   -----------

AUTO & TRUCK MANUFACTURERS - 4.2%
Ford Motor Company                                                 9,400               530,513
Navistar International Corporation (*)                            14,800               740,000
Paccar Inc.                                                        9,800               523,075
                                                                                   -----------
                                                                                     1,793,588
                                                                                   -----------

CHEMICALS - 2.2%
Cytec Industries Inc.                                             16,500               525,938
Solutia Incorporated                                              19,700               419,856
                                                                                   -----------
                                                                                       945,794
                                                                                   -----------

COMPUTERS - 5.4%
Apple Computer Inc. (*)                                           21,900             1,014,244
International Business Machines Corporation                       10,000             1,292,500
                                                                                   -----------
                                                                                     2,306,744
                                                                                   -----------

        ISSUER                                                   SHARES               VALUE
COMPUTER SERVICES - 2.9 %
Computer Associates International, Inc.                           22,250           $ 1,223,750
                                                                                   -----------

COMPUTER SOFTWARE - 8.1%
Adobe Systems Inc.                                                 2,600               213,606
Microsoft Corporation (*)                                         30,400             2,741,700
Sterling Software Inc.                                            18,600               496,388
                                                                                   -----------
                                                                                     3,451,694
                                                                                   -----------

CONSTRUCTION - 0.8%
Fluor Corporation                                                  3,400               137,700
USG Corporation                                                    3,900               218,400
                                                                                   -----------
                                                                                       356,100
                                                                                   -----------

DIVERSIFIED - 1.5%
Loews Corporation (*)                                              8,000               633,000
                                                                                   -----------

DRUGS - 9.2%
Amgen, Inc.                                                       15,700               955,738
Bristol-Meyers Squibb Company                                     26,400             1,859,550
Genzyme Corporation-General Division (*)                          16,200               785,700
Merck & Co., Inc.                                                  4,300               318,200
                                                                                   -----------
                                                                                     3,919,188
                                                                                   -----------

ELECTRICAL EQUIPMENT - 4.4%
General Electric Company                                          16,600             1,875,800
                                                                                   -----------

ELECTRIC POWER - 2.1%
Edison International                                               8,900               238,075
GPU, Inc.                                                          8,900               375,469
PECO Energy Company                                                6,200               259,625
                                                                                   -----------
                                                                                       873,169
                                                                                   -----------

ELECTRONICS & INSTRUMENTS - 4.1%
Applied Materials Inc.                                             9,200               679,650
SCI Systems Inc.                                                  22,600             1,073,500
                                                                                   -----------
                                                                                     1,753,150
                                                                                   -----------

FINANCIAL SERVICES - 5.6%
A.G. Edwards, Inc.                                                14,900               480,525
Citigroup Inc.                                                     7,050               334,875
Lehman Brothers Holdings Inc.                                     15,700               977,325
Morgan Stanley, Dean Witter, Discover & Co.                        5,600               574,000
                                                                                   -----------
                                                                                     2,366,725
                                                                                   -----------

        ISSUER                                                   SHARES               VALUE
FOOD PRODUCERS - 1.9%
IBP Inc.                                                          34,400           $   817,000
                                                                                   -----------

MEDICAL SUPPLIES & SERVICES - 8.1%
C. R. Bard, Inc.                                                   5,600               267,750
Dentsply International Inc.                                       36,800             1,030,400
Genzyme Surgical Products                                          2,900                12,778
Guidant Corporation                                                7,500               385,781
Johnson & Johnson                                                  3,100               303,800
Pacificare Health Systems, Inc.                                    2,500               179,844
Saint Jude Medical Inc.                                           28,300             1,008,188
Sybron International Corporation                                   8,200               226,013
                                                                                   -----------
                                                                                     3,414,554
                                                                                   -----------

OFFICE EQUIPMENT - 0.4%
Tech Data Corporation (*)                                          4,800               183,600
                                                                                   -----------

PRINTING & PUBLISHING - 1.7%
American Greetings Corporation                                    12,500               376,563
Knight-Ridder, Inc.                                                5,900               324,131
                                                                                   -----------
                                                                                       700,694
                                                                                   -----------

PROFESSIONAL SERVICES - 1.2%
Modis Professional Services, Inc.                                 37,000               508,750
                                                                                   -----------

RECREATION - 1.9%
Harrah's Entertainment Inc.                                       19,600               431,200
KingWorld Productions Inc. (*)                                    10,800               375,975
                                                                                   -----------
                                                                                       807,175
                                                                                   -----------

RESTAURANT & LODGING - 3.4%
Outback Steakhouse Inc. (*)                                       20,700               813,769
Tricon Global Restaurants, Inc. (*)                               11,400               617,025
                                                                                   -----------
                                                                                     1,430,794
                                                                                   -----------

RETAIL - DISCOUNT - 4.2%
The TJX Companies Inc.                                             3,900               129,919
Wal Mart Stores Inc.                                              34,200             1,650,150
                                                                                   -----------
                                                                                     1,780,069
                                                                                   -----------

        ISSUER                                                   SHARES               VALUE
RETAIL - GENERAL - 0.5%
Federated Department Stores, Inc.                                  4,300           $   227,631
                                                                                   -----------

RETAIL - SPECIALTY - 1.3%
Intimate Brands, Inc.                                              9,660               457,643
Lowes Companies Inc. (*)                                           1,900               107,706
                                                                                   -----------
                                                                                       565,349
                                                                                   -----------

SAVINGS & LOANS - 0.7%
Golden West Financial Corp.                                        3,200               313,600
                                                                                   -----------

SEMICONDUCTORS - 5.1%
Intel Corporation                                                 36,400             2,165,800
                                                                                   -----------

TELEPHONE - 1.2%
AT&T Corporation                                                   9,350               521,841
                                                                                   -----------

TOTAL COMMON STOCKS (identified cost, $31,845,125)                                  42,163,748


                                                              PRINCIPAL
                                                                AMOUNT
REPURCHASE AGREEMENT - 0.6%
Investors Bank & Trust Repurchase Agreement, 4.25%,
  dated 6/30/99, $234,937 due on 7/1/99 (secured by
  Federal Government Agency securities), at cost              $ 234,909                234,909
                                                                                   -----------
TOTAL INVESTMENTS (identified cost, $32,080,034)                                    42,398,657

Other assets, less liabilities                                                          24,176
                                                                                   -----------
NET ASSETS - 100%                                                                  $42,422,833
                                                                                   ===========

(*) Non-income producing security

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $32,080,034)           $ 42,398,657
    Receivable for fund shares sold                                       2,061
    Dividends and interest receivable                                    24,803
    Receivable from investment manager                                   38,993
                                                                   ------------
                                                                     42,464,514
                                                                   ------------
LIABILITIES:
    Accrued management fees                                              25,480
    Accrued expenses                                                     16,201
                                                                   ------------
                                                                         41,681
                                                                   ------------
NET ASSETS                                                         $ 42,422,833
                                                                   ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                $ 30,229,595
    Unrealized appreciation of investments                           10,318,623
    Accumulated undistributed net realized gain
     on investment transactions                                       1,900,884
    Accumulated net investment loss                                     (26,269)
                                                                   ------------
             Total                                                 $ 42,422,833
                                                                   ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                             2,394,593
                                                                   ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
    PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
    OUTSTANDING)                                                   $      17.72
                                                                   ============

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
NET INVESTMENT INCOME:
    Dividends                                                       $   138,278
    Interest                                                              5,781
                                                                    -----------
                                                                        144,059
                                                                    -----------

EXPENSES:
    Management fee                                                      143,791
    Trustees' fees                                                        2,284
    Custodian fees                                                       23,356
    Accounting and audit fees                                            14,084
    Legal fees                                                           12,149
    Transfer agent fee                                                    3,968
    Miscellaneous                                                        11,929
                                                                    -----------
                                                                        211,561

    Preliminary reduction of expenses by investment manager             (38,993)
                                                                    -----------
             Net expenses                                               172,568
                                                                    -----------
             Net investment loss                                        (28,509)
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Realized gain (identified cost basis)                             1,904,471

    Change in unrealized appreciation                                 2,475,049
                                                                    -----------
             Net realized and unrealized gain on investments          4,379,520
                                                                    -----------
             Increase in net assets from operations                 $ 4,351,011
                                                                    ===========

See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Six Months         Year Ended
                                                                             Ended          December 31,
                                                                         June 30, 1999          1998
                                                                         -------------     -------------
                                                                          (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income (loss)                                         $     (28,509)    $      22,336
    Net realized gain on investments                                         1,904,471         4,595,904
    Net unrealized appreciation of investments                               2,475,049         2,342,094
                                                                         -------------     -------------
                                                                             4,351,011         6,960,334
                                                                         -------------     -------------
  Distributions to shareholders:
    From net investment income                                                   -               (27,930)
    From net realized gain on investments                                        -            (4,590,140)
                                                                         -------------     -------------
                                                                                 -            (4,618,070)
                                                                         -------------     -------------

  Fund share transactions:
    Net proceeds from sales of shares                                        3,573,556         3,940,252
    Net asset value of shares issued in
      reinvestment of distributions                                              -             4,586,644
    Cost of shares reacquired                                                 (809,490)         (630,887)
                                                                         -------------     -------------
                                                                             2,764,066         7,896,009
                                                                         -------------     -------------
           Total increase in net assets                                      7,115,077        10,238,273

NET ASSETS:
  At beginning of period                                                    35,307,756        25,069,483
                                                                         -------------     -------------
  At end of period (including accumulated undistributed net
    investment income (loss) of ($26,269) and $2,240, respectively)      $  42,422,833     $  35,307,756
                                                                         =============     =============

See notes to financial statements.
                                        7

DLB DISCIPLINED GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Six Months    Year Ended    Year Ended   Period Ended
                                                                  Ended      December 31,  December 31,  December 31,
                                                              June 30, 1999      1998          1997          1996 **
                                                                ----------    ----------    ----------    ----------
                                                               (Unaudited)
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period                        $    15.89    $    14.55    $    11.66    $    10.00
                                                                ----------    ----------    ----------    ----------
    Income from investment operations:
       Net investment income (loss)                                   (.01)          .01           .03           .01
       Net realized and unrealized gain on investments                1.84          3.72          3.73          1.84
                                                                ----------    ----------    ----------    ----------
                                                                      1.83          3.73          3.76          1.85
                                                                ----------    ----------    ----------    ----------
    Less distributions to shareholders:
       From net investment income                                      -            (.01)         (.03)         (.01)
       From net realized gain on investments                           -           (2.38)         (.83)         (.18)
       In excess of net realized gain on investment                    -             -            (.01)          -
                                                                ----------    ----------    ----------    ----------
                                                                       -           (2.39)         (.87)         (.19)
                                                                ----------    ----------    ----------    ----------
    Net asset value- end of period                              $    17.72    $    15.89    $    14.55    $    11.66
                                                                ==========    ==========    ==========    ==========

    Total Return                                                    11.52%        25.71%        32.23%        18.51%

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets                        .90% *        .90%          .90%          .90% *
       Ratio of net investment income (loss) to
         average net assets                                          (.15%)*        .08%          .23%          .43% *
       Portfolio turnover                                              44%           81%           46%           10%
       Net assets at end of period (000 omitted)                $   42,423    $   35,308    $   25,069    $   13,897

  The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:

       Net investment loss                                      $     (.02)   $     (.02)   $     (.06)   $     (.01)

       Ratios (to average net assets):
         Expenses                                                    1.10% *       1.14%         1.55%         1.82% *
         Net investment loss                                         (.35%)*       (.17%)        (.43%)        (.50%)*

    *    Annualized
    **   For the period from August 26, 1996 (commencement of operations) to December 31, 1996.

  See notes to financial statements.

DLB DISCIPLINED GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1.     BUSINESS AND ORGANIZATION

       DLB Disciplined Growth Fund (the "Fund"), formerly known as DLB Quantitative Equity Fund, is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.


2.     SIGNIFICANT ACCOUNTING POLICIES

       INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

       REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

       INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

       TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

       The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

       Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.     TRANSACTIONS WITH AFFILIATES

       The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .75% of average daily net assets. For the six months ended June 30, 1999, the management fee amounted to $143,791. Additionally, $38,993 of Fund expenses were borne by Babson.

       The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.     PORTFOLIO SECURITIES

       Purchases and sales of investments, other than short-term obligations, aggregated $19,386,238 and $16,765,529, respectively.

       The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                      $32,080,034
                                              ===========

          Gross unrealized appreciation       $11,135,220
          Gross unrealized depreciation          (816,597)
                                              -----------
             Net unrealized appreciation      $10,318,623
                                              ===========

5.     SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               Six Months        Year Ended
                                                 Ended           December 31,
                                             June 30, 1999           1998
                                             -------------      -------------
         Shares sold                              221,435            249,348
         Shares issued in reinvestment
            of  distributions                        -               290,618
         Redemptions                              (49,389)           (40,944)
                                              -----------        -----------
            Net increase                          172,046            499,022
                                              ===========        ===========

                                                     DLB DISCIPLINED GROWTH FUND
                                                     ---------------------------

This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Disciplined Growth Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                   August 1999

                                      DLB


THE DLB MID CAPITALIZATION FUND


                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1999











                       [EXPERIENCE TO MANAGE THE FUTURE]

                                                                DLB MID CAP FUND
                                                                ----------------



MANAGER'S COMMENTARY

THE DLB MID CAP FUND ACHIEVED A TOTAL RETURN OF 17.55% IN THE MOST RECENT QUARTER AND 8.66% FOR THE SIX MONTHS ENDED JUNE 30, 1999. During the same periods, the Fund's benchmark, the Russell 2500 Index, rose 16.40% and 10.88%, respectively.

SMALL AND MID CAP STOCKS CAME BACK TO LIFE IN THE SECOND QUARTER OF 1999, ERASING THE LOSSES REGISTERED IN THE FIRST QUARTER AND ENDING THE SECOND QUARTER OF 1999 IN SOLIDLY POSITIVE TERRITORY. For the first half of 1999, small and mid cap stocks, as measured by the Russell 2500 Index, were up 10.9% - trailing the 12.4% gain of large company stocks (as measured by the S&P 500 Index), but within striking distance.

FOR THE SECOND QUARTER OF 1999, THE RUSSELL 2500 INDEX WAS UP OVER 16%--EASILY OUTPACING THE GAINS OF LARGE CAP STOCKS OF 7%. Many market observers believe the rally in small cap stocks is healthy for the entire stock market, whose performance over the past several years has been so dependent on the dramatic price appreciation of the stocks of a few very large companies. We share this view and continue to believe that the small cap stocks represent the most attractive value in the U.S. stock market at present.

THE FUND'S PORTFOLIO BENEFITED FROM INCREASED WEIGHTINGS IN THE ECONOMICALLY SENSITIVE INDUSTRIAL SECTOR--which is beginning to show signs of life after having underperformed for the past several quarters.

THE BEST AND WORST PERFORMERS IN THE FUND FOR THE FIRST HALF OF 1999 ARE LISTED ON THE FOLLOWING PAGE.

                                                                DLB MID CAP FUND
                                                                ----------------

MANAGER'S COMMENTARY

--------------------------------------------------------------------------------
Best Performers             Business                                Gain (%)
--------------------------------------------------------------------------------
CommScope                   Coaxial Cables                            83
Nabors Industries           Oil Service                               81
CDI                         Temporary Help                            69
Unisource Worldwide         Paper Distribution                        66
Life USA                    Annuities                                 57
--------------------------------------------------------------------------------

COMMSCOPE is benefiting from strong demand for its products due to increased investments by cable companies to improve their services to consumers. NABORS INDUSTRIES is beginning to see the utilization of its oil rigs improve due to the recent improvement in oil and gas prices. Additionally, the company has been an active acquirer of other oil service companies taking advantage of the depressed valuations throughout the industry. CDI is seeing a pick up in demand for its engineers. Unisource Worldwide had entertained a merger agreement with another distributor, only to see that agreement pushed aside by an aggressive buy out offer from Georgia-Pacific, the large paper manufacturer. Life USA agreed to be acquired by its partner, the German insurance giant Allianz.

--------------------------------------------------------------------------------
Underperformers             Business                                Loss (%)
--------------------------------------------------------------------------------
Vlasic International        Pickles and Frozen Foods                   63
Policy Management Systems   Software for Insurance                     41
Dimon                       Tobacco Processor                          30
Dime Bancorp                New York Thrift                            23
Herman Miller               Office Furniture                           22
--------------------------------------------------------------------------------

VLASIC INTERNATIONAL announced near term earnings would fall far short of analysts' estimates due to poor performance at several non-core operations. Management is seeking to stem those losses, and we remain positive--albeit cautious --about the company's long term prospects. POLICY MANAGEMENT SYSTEMS announced near term earnings growth would slow due to customers' focusing more on internal Y2K issues as opposed to system upgrades. We believe this is temporary and have increased our weighting in the company. DIMON cut its hefty dividend to help fund its turnaround effort. DIME BANCORP drifted downwards on no majo news. HERMAN MILLER reported disappointing earnings in its February quarter, but has performed better more recently.

                                                                DLB MID CAP FUND
                                                                ----------------

MANAGER'S COMMENTARY
ACCOUNT ACTIVITY


UNCHARACTERISTICALLY, THE PORTFOLIO HAD A GREAT DEAL OF ACTIVITY DURING THE FIRST HALF OF 1999. Much of that activity was due to the fact that other companies saw wonderful values in a few of our companies and decided to acquire them. As was mentioned above, LIFE USA and UNISOURCE WORLDWIDE received attractive takeover offers and have been--or are in the process of being--liquidated from the Fund's portfolio.

Additionally, NEWPORT NEWS SHIPBUILDING was the subject of a takeover attempt by Litton Industries (following General Dynamics unsuccessful acquisition attempt earlier this year). The stock was sold just after the announcement by Litton--and fortunately, well before U.S. Defense Secretary Cohen decided to disallow the combination.

PRI AUTOMATION, the leading supplier of material handling systems for semiconductor production equipment, was sold during the first quarter due to valuation. CALGON CARBON and CHARMING SHOPPES were also sold due to our belief that their business fundamentals were likely to erode over the next several quarters.

SEVEN POSITIONS WERE PURCHASED DURING THE FIRST HALF OF 1999. VLASIC INTERNATIONAL was spun off from Campbell's Soup in early 1998, and we purchased the stock during the first quarter. While the early performance of the investment has been disappointing, we do like the long term potential.

SNAP-ON TOOLS is the leading provider of hand tools and diagnostic equipment to the automotive repair shops as well as industrial markets and is in the midst of turning around its European operations. SAFETY KLEEN is the nation's largest processor of hazardous waste. The company has just completed a complicated consolidation program and is poised to boost returns and pay down debt with its cost savings program and strong cash flow.

PRENTISS PROPERTIES is a Real Estate Investment Trust (REIT) with a national portfolio of suburban office parks and industrial properties and a proven track record of boosting returns in existing properties. The stock is our first REIT and was purchased at an 11% discount to the underlying properties. RYERSON TULL is the largest steel service center in North America and should benefit from the recent pick up in industrial production and the firming of steel prices.

                                                                DLB MID CAP FUND
                                                                ----------------

MANAGER'S COMMENTARY
ACCOUNT ACTIVITY

TOTAL RENAL CARE is a leading provider of dialysis services with a nationwide network of 540 dialysis centers whose impressive long term earnings growth record has faltered due to difficulties consolidating a recent acquisition. And finally, UNIFI is the global leader in textured polyester yarn and has just completed an aggressive capital spending program which should yield strong returns over the coming years.

                                                                DLB MID CAP FUND
                                                                ----------------


MANAGER'S COMMENTARY
INVESTMENT OUTLOOK

AS SMALL CAP INVESTORS, WE HAVE BEEN VERY FRUSTRAED WITH THE FACT THAT THE INVESTMENT PERFORMANCE OF SMALL CAP STOCKS HAS TRAILED THE PERFORMANCE OF LARGE CAP STOCKS FOR THE PAST SEVERAL YEARS--IN SPITE OF THE COMPELLING FINANCIAL PERFORMANCE BY SMALL COMPANIES. We have attributed much of this underperformance of small company stocks to neglect: investors have not focused much recent attention on anything other than large companies and Internet stocks.

HOWEVER, LARGE CORPORATIONS SEEM TO BE LOOKING VERY HARD AT THE VALUES REPRESENTED BY THE STOCKS OF SMALL COMPANIES, AND APPARENTLY, THEY LIKE WHAT THEY SEE. As we discussed above, several of the Fund's portfolio companies were acquired by larger companies during the first half of 1999, typically at prices offering substantial premiums over their recent stock prices.

WE ARE OBVIOUSLY GRATIFIED TO SEE THE RECENT RALLY IN SMALL CAP STOCKS. While it is still too early to say that April marks the point at which small company stocks will begin to outperform large company stocks--reversing the recent five-year trend of large company stock outperformance--we can say that the relative valuations of small company stocks versus large company stocks are as attractive as they have ever been.

WE REMAIN COMMITTED TO OUR LOW RISK APPROACH OF SMALL COMPANY INVESTING: identifying superior companies, with a demonstrable competitive advantage, whose stock is attractively priced, and who possess the ability to grow their earnings faster than other investors are expecting. We believe that this will continue to be a value-adding strategy for the future.

                                                                DLB MID CAP FUND
                                                                ----------------
Growth of a
$100,000 Investment

                              [CHART APPEARS HERE]

                Cumulative Total Return Since Inception 7/25/95

                 DLB           RUSSELL                         DLB           RUSSELL
             MID CAP FUND     2500 INDEX                   MID CAP FUND     2500 INDEX
             ------------     ----------                   ------------     ----------
              $100,000.00     $100,000.00
31-Jul-95     $100,500.00     $102,210.00     31-Jul-97     $156,663.66     $152,336.53
31-Aug-95      $99,696.00     $103,845.36     31-Aug-97     $158,731.62     $154,454.01
30-Sep-95     $100,792.66     $105,787.27     30-Sep-96     $164,398.34     $164,555.30
31-Oct-95      $98,595.38     $102,476.13     31-Oct-97     $160,469.22     $157,166.77
30-Nov-95     $106,897.11     $106,851.86     30-Nov-97     $159,923.62     $157,874.02
31-Dec-95     $109,270.22     $108,679.02     31-Dec-97     $166,784.35     $160,857.84
31-Jan-96     $111,302.65     $109,450.65     31-Jan-98     $160,429.86     $158,396.72
28-Feb-96     $114,652.86     $112,745.11     28-Feb-98     $171,130.54     $169,896.32
31-Mar-96     $117,702.62     $115,045.11     31-Mar-98     $177,479.48     $177,354.77
30-Apr-96     $119,232.76     $120,360.19     30-Apr-98     $180,762.85     $178,028.71
30-May-96     $121,879.73     $123,621.96     31-May-98     $174,888.06     $169,768.18
30-Jun-96     $119,746.83     $119,826.76     30-Jun-98     $167,490.29     $169,971.90
31-Jul-96     $112,118.96     $111,055.44     31-Jul-98     $159,166.02     $158,294.83
31-Aug-96     $116,087.97     $117,441.13     31-Aug-98     $132,251.05     $128,440.43
30-Sep-96     $117,202.41     $122,526.33     30-Sep-98     $136,840.16     $137,559.70
31-Oct-96     $115,983.51     $121,717.66     31-Oct-98     $144,831.63     $145,084.21
30-Nov-96     $122,188.63     $127,596.62     30-Nov-98     $149,176.58     $152,265.88
31-Dec-96     $125,402.19     $129,344.69     31-Dec-98     $152,383.87     $161,493.19
31-Jan-97     $126,380.32     $132,914.61     31-Jan-99     $148,802.85     $161,218.66
28-Feb-97     $127,467.19     $130,934.18     28-Feb-99     $137,925.36     $150,626.59
31-Mar-97     $127,581.91     $125,002.86     31-Mar-99     $140,876.97     $153,850.00
30-Apr-97     $127,581.91     $126,590.40     30-Apr-99     $151,245.51     $167,619.57
31-May-97     $137,711.92     $138,249.37     31-May-99     $161,999.07     $170,217.68
30-Jun-97     $146,318.91     $143,903.77     30-Jun-99     $165,579.25     $179,069.00

--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/99
--------------------------------------------------------------------------------

                                   6 Months      One Year     Annualized
                                    1/1/99-       7/1/98-   Since Inception
                                    6/30/99       6/30/99   7/25/95-6/30/99
                                    -------       -------   ---------------
DLB MID CAPITALIZATION FUND          8.66          -1.17         13.42
Russell 2500 Index                  10.88           5.35         15.68


DISCLOSURE STATEMENT

RUSSELL 2500 INDEX is an unmanaged index that measures the performance of the smallest 2500 companies in the Russell 3000 Index, representing approximately 17% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance. Securities in the Fund do not match those in the index, and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

    DLB MID CAPITALIZATION
    FUND
    ---------------------------------------
    FINANCIAL STATEMENTS FOR THE SIX MONTHS
    ENDED JUNE 30, 1999 AND THE YEAR
    ENDED DECEMBER 31, 1998

DLB MID CAPITALIZATION FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS:

    Portfolio of Investments as of June 30, 1999                          1 - 3

    Statement of Assets and Liabilities as of June 30, 1999                 4

    Statement of Operations for the Six Months Ended June 30, 1999          5

    Statements of Changes in Net Assets for the Six Months Ended
         June 30, 1999 and the Year Ended December 31, 1998                 6

    Financial Highlights for the Six Months Ended June 30, 1999 and
         the Four-Year Period Ended December 31, 1998                       7

    Notes to Financial Statements                                         8 - 9

DLB MID CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------

COMMON STOCKS - 90.7%

        ISSUER                                                   SHARES               VALUE
AEROSPACE - 2.4%
EG&G Inc.                                                         29,200           $ 1,040,250
                                                                                   -----------

APPAREL - 2.2%
The Stride Rite Corporation                                       55,800               575,438
Unifi Inc. (*)                                                    16,200               344,250
                                                                                   -----------
                                                                                       919,688
                                                                                   -----------
AUTO PARTS - 5.3%
Bandag Incorporated                                               23,800               669,462
Exide Corporation                                                 59,300               874,675
Snap-On Inc.                                                      19,500               705,656
                                                                                   -----------
                                                                                     2,249,793
                                                                                   -----------
BANKS - 4.3%
Dime Bancorp, Inc.                                                47,600               957,950
Golden State Bancorp, Inc. (*)                                    38,100               838,200
Golden State Bancorp, Inc. Warrants (*)                           13,100                17,194
                                                                                   -----------
                                                                                     1,813,344
                                                                                   -----------

BUILDING SUPPLIES - 2.7%
Dal-Tile International Inc. (*)                                  100,300             1,140,913
                                                                                   -----------

COAL GAS & PIPE - 2.3%
Nabors Industries Inc. (*)                                        40,900               999,494
                                                                                   -----------

COMPUTERS - 2.2%
Gerber Scientific Inc.                                            40,900               902,356
                                                                                   -----------

DIVERSIFIED - 1.8%
Unisource Worldwide, Inc.                                         64,500               778,031
                                                                                   -----------

ELECTRONICS & INSTRUMENTS - 5.2%
Intergraph Corporation (*)                                        47,700               369,675
Magnetek Incorporated (*)                                         92,500               977,031
Scitex Corporation Ltd. (*)                                       86,900               869,000
                                                                                   -----------
                                                                                     2,215,706
                                                                                   -----------

ENVIRONMENTAL - 2.4%
Safety-Kleen Corp. (*)                                            57,500             1,042,188
                                                                                   -----------

        ISSUER                                                   SHARES               VALUE
FOOD PRODUCERS - 3.3%
Ralcorp Holdings Inc. (*)                                         36,400           $   584,675
Vlasic Foods International (*)                                   112,500               822,656
                                                                                   -----------
                                                                                     1,407,331
                                                                                   -----------

FURNITURE & APPLIANCES - 1.5%
Herman Miller, Inc.                                               12,500               262,500
La-Z-Boy Incorporated                                             17,100               393,300
                                                                                   -----------
                                                                                       655,800
                                                                                   -----------

HEALTHCARE - 1.9%
Total Renal Care Holdings, Inc. (*)                               51,400               799,913
                                                                                   -----------
INSURANCE COMPANIES - 7.3%
HCC Insurance Holdings, Inc.                                      49,600             1,125,300
HSB Group, Inc.                                                   28,550             1,175,903
Life USA Holdings Inc.                                            39,100               791,775
                                                                                   -----------
                                                                                     3,092,978
                                                                                   -----------
MACHINERY & EQUIPMENT - 9.3%
Foster Wheeler Corporation                                        55,700               786,763
Harsco Corporation                                                26,700               854,400
Roper Industries, Inc.                                            33,100             1,059,200
Unova Inc. (*)                                                    79,300             1,258,888
                                                                                   -----------
                                                                                     3,959,251
                                                                                   -----------
METALS & MINING - 3.7%
Martin Marietta Materials                                         15,400               908,600
Ryerson Tull Inc.                                                 30,000               676,875
                                                                                   -----------
                                                                                     1,585,475
                                                                                   -----------
NATURAL GAS - 2.5%
Equitable Resources, Inc.                                         28,200             1,064,550
                                                                                   -----------

OFFICE EQUIPMENT - 2.5%
Wallace Computer Services                                         42,400             1,060,000
                                                                                   -----------

PAPER & FOREST PRODUCTS - 1.5%
Albany International Corp.                                        30,327               629,285
                                                                                   -----------

PRINTING & PUBLISHING - 9.2%
ACNeilsen Corporation (*)                                         35,000             1,058,750
Central Newspapers, Inc.                                          29,800             1,121,225
Hollinger International                                           80,600               957,125
Lee Enterprises Inc.                                              25,900               789,950
                                                                                   -----------
                                                                                     3,927,050
                                                                                   -----------

        ISSUER                                                   SHARES               VALUE
PROFESSIONAL SERVICES - 4.3%
CDI Corporation (*)                                               28,200           $   960,563
Policy Management Systems Corporation (*)                         29,100               873,000
                                                                                   -----------
                                                                                     1,833,563
                                                                                   -----------

REAL ESTATE - 1.7%
Prentiss Properties Trust                                         31,800               747,300
                                                                                   -----------

SPECIALTY RETAIL - 2.3%
Enesco Group Inc.                                                 42,300               978,188
                                                                                   -----------

TELECOMMUNICATIONS - 0.9%
Commscope Inc. (*)                                                12,400               381,300
                                                                                   -----------

TOBACCO - 1.3%
Dimon Incorporated                                               106,000               549,875
                                                                                   -----------

TRANSPORTATION - 2.4%
Fritz Companies Inc. (*)                                          94,800             1,019,100
                                                                                   -----------

TRUCKING & SHIPPING - 4.3%
Halter Marine Group Inc. (*)                                     120,400               797,650
Yellow Corporation (*)                                            58,100             1,031,273
                                                                                   -----------
                                                                                     1,828,923
                                                                                   -----------

TOTAL COMMON STOCKS (identified cost, $36,155,977)                                  38,621,645



                                                              PRINCIPAL
                                                                AMOUNT

REPURCHASE AGREEMENT - 8.8%
Investors Bank & Trust Repurchase Agreement, 4.25%,
  dated 6/30/99, $3,765,738 due on 7/1/99 (secured by
  Federal Government Agency securities), at cost             $ 3,765,293             3,765,293
                                                                                   -----------
TOTAL INVESTMENTS (identified cost, $39,921,270)                                    42,386,938

Other assets, less liabilities - 0.5%                                                  200,312
                                                                                   -----------
NET ASSETS - 100%                                                                  $42,587,250
                                                                                   ===========

(*) Non-income producing security

See notes to financial statements.

DLB MID CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999
--------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $39,921,270)           $ 42,386,938
    Receivable for investments sold                                     198,722
    Receivable for fund shares sold                                       3,571
    Receivable from investment manager                                   15,753
    Dividends and interest receivable                                    56,741
                                                                   ------------
                                                                     42,661,725
                                                                   ------------

LIABILITIES:
    Payable for investments purchased                                    39,692
    Accrued management fee                                               20,010
    Accrued expenses                                                     14,773
                                                                   ------------
                                                                         74,475
                                                                   ------------
NET ASSETS                                                         $ 42,587,250
                                                                   ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                $ 39,335,097
    Unrealized appreciation of investments                            2,465,668
    Accumulated undistributed net realized gain on
       investment transactions                                          638,775
    Accumulated undistributed net investment income                     147,710
                                                                   ------------
             Total                                                 $ 42,587,250
                                                                   ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                             3,294,651
                                                                   ============

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
    PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
    OUTSTANDING)                                                   $      12.93
                                                                   ============

See notes to financial statements.

DLB MID CAPITALIZATION FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
NET INVESTMENT INCOME:
    Dividends                                                       $   236,172
    Interest                                                             61,750
                                                                    -----------
                                                                        297,922
                                                                    -----------
EXPENSES:
    Management fee                                                      101,852
    Trustees' fees                                                        2,284
    Custodian fees                                                       23,076
    Accounting and audit fees                                            14,084
    Legal fees                                                           12,149
    Registration fees                                                     9,209
    Transfer agent fee                                                    3,968
    Miscellaneous                                                         1,908
                                                                    -----------
                                                                        168,530

    Preliminary reduction of expenses by investment manager             (15,753)
                                                                    -----------
             Net expenses                                               152,777
                                                                    -----------
             Net investment income                                      145,145
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Realized gain (identified cost basis)                               626,394

    Change in unrealized appreciation                                 2,863,622
                                                                    -----------
             Net realized and unrealized gain on investments          3,490,016
                                                                    -----------
             Increase in net assets from operations                 $ 3,635,161
                                                                    ===========

See notes to financial statements.

DLB MID CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Six Months        Year Ended
                                                                             Ended          December 31,
                                                                         June 30, 1999         1998
                                                                         -------------     -------------
                                                                          (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income                                                $     145,145     $     222,522
    Net realized gain on investments                                           626,394         2,187,410
    Net unrealized appreciation (depreciation) of investments                2,863,622        (5,034,660)
                                                                         -------------     -------------
                                                                             3,635,161        (2,624,728)
                                                                         -------------     -------------
  Distributions to shareholders:
    From net investment income                                                   -              (223,867)
    From net realized gain on investments                                        -            (2,175,064)
                                                                         -------------     -------------
                                                                                 -            (2,398,931)
                                                                         -------------     -------------

  Fund share transactions:
    Net proceeds from sales of shares                                       13,175,399         9,402,928
    Net asset value of shares issued in
      reinvestment of distributions                                              -             2,398,932
    Cost of shares reacquired                                               (4,163,452)       (4,195,749)
                                                                         -------------     -------------
                                                                             9,011,947         7,606,111
                                                                         -------------     -------------
           Total increase in net assets                                     12,647,108         2,582,452

NET ASSETS:
  At beginning of period                                                    29,940,142        27,357,690
                                                                         -------------     -------------
  At end of period (including accumulated undistributed net
     investment income of $147,710 and $2,565, respectively)             $  42,587,250     $  29,940,142
                                                                         =============     =============

See notes to financial statements.

DLB MID CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months            Years Ended December 31,
                                                                  Ended       --------------------------------------   Period Ended
                                                                 June 30,                                              December 31,
                                                                   1999          1998          1997          1996          1995**
                                                                ----------    ----------    ----------    ----------    ----------
                                                                (Unaudited)
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period                        $    11.90    $    14.19    $    11.51    $    10.75    $    10.00
                                                                ----------    ----------    ----------    ----------    ----------

    Income from investment operations:
       Net investment income                                           .04           .10           .08           .15           .08
       Net realized and unrealized gain (loss) on investments          .99         (1.36)         3.72          1.44           .84
                                                                ----------    ----------    ----------    ----------    ----------

                                                                      1.03         (1.26)         3.80          1.59           .92
                                                                ----------    ----------    ----------    ----------    ----------
    Less distributions to shareholders:
       From net investment income (1)                                  -            (.10)         (.08)         (.15)         (.08)
       From net realized gain on investments (2)                       -            (.93)        (1.04)         (.68)         (.09)
                                                                ----------    ----------    ----------    ----------    ----------

                                                                       -           (1.03)        (1.12)         (.83)         (.17)
                                                                ----------    ----------    ----------    ----------    ----------

    Net asset value- end of period                              $    12.93    $    11.90    $    14.19    $    11.51    $    10.75
                                                                ==========    ==========    ==========    ==========    ==========

    Total Return                                                     8.66%        (8.63%)       32.95%        14.75%        21.17% *

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets                        .90% *        .76%          .90%          .90%          .90% *
       Ratio of net investment income to average net assets           .85% *        .77%          .78%         1.28%         1.90% *
       Portfolio turnover                                              25%           28%           32%           25%            6%
       Net assets at end of period (000 omitted)                $   42,587    $   29,940    $   27,358    $   13,690    $   10,929


  The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:


       Net investment income                                    $      .04    $      .06    $      .04    $      .05    $      .01

       Ratios (to average net assets):
         Expenses                                                     .99% *       1.02%         1.33%         1.77%         2.50% *
         Net investment income                                        .76% *        .51%          .36%          .41%          .32% *

    *    Annualized
    **   For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
    (1)  Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.
    (2)  Distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than
         $.01 per share.

  See notes to financial statements.

DLB MID CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1.     BUSINESS AND ORGANIZATION

       DLB Mid Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.


2.     SIGNIFICANT ACCOUNTING POLICIES

       INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

       REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

       INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

       TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

       The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

       Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

       USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.


3.     TRANSACTIONS WITH AFFILIATES

       The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of .60% of average daily net assets. For the six months ended June 30, 1999, the management fee amounted to $101,852. Additionally, $15,753 of Fund expenses were borne by Babson.

       The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.


4.     PORTFOLIO SECURITIES

       Purchases and sales of investments, other than short-term obligations, aggregated $15,400,434 and $7,973,241, respectively.

       The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


          Aggregate cost                      $39,921,270
                                              ===========

          Gross unrealized appreciation       $ 5,312,374
          Gross unrealized depreciation        (2,846,706)
                                              -----------
             Net unrealized appreciation      $ 2,465,668
                                              ===========


5.     SHARES OF BENEFICIAL INTEREST

       The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                              Six Months          Year Ended
                                                 Ended           December 31,
                                             June 30, 1999           1998
                                              -----------        -----------
          Shares sold                           1,132,627            701,642
          Shares issued in reinvestment
             of  distributions                      -                208,181
          Redemptions                            (354,653)          (321,680)
                                              -----------        -----------
             Net increase                         777,974            588,143
                                              ===========        ===========

                                                                DLB MID CAP FUND
                                                                ----------------



This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Mid Capitalization Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.









                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                   August 1999

                                      DLB




THE DLB MICRO CAPITALIZATION FUND



                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1999











                        [EXPERIENCE TO MANAGE THE FUTURE]

                                                              DLB MICRO CAP FUND
                                                              ------------------

MANAGER'S COMMENTARY


SEVERAL PLEASANT EVENTS OCCURRED LATE IN THE FIRST HALF OF 1999:

o   The market paid attention to earnings prospects.

o   The market paid some attention to valuation.

o Market capitalization and industry category were less important determinants of stock price movement.

o   Acquisition activity picked up for small cap companies.

o Most importantly, the Fund outperformed its benchmark, the Russell 2000 Index, for the six months ended June 30, 1999. During this period, the Fund's total return was 9.31% while the Russell 2000 Index rose 9.28%.

THE ENVIRONMENT IS ENCOURAGING. The Far East is picking up, which should eventually be good for manufacturing. Employment remains high and inflation has been low. Overall, the economic picture looks much more stable than it did a year ago, while small cap stock prices are still slightly lower than their peaks last spring. And the average price-earnings ratio of the Russell 2000 small cap index is less than two thirds of the S&P 500.

THERE ARE SOME DANGERS OUT THERE. Increasing energy prices are a near-term threat with regard to inflation. The Federal Reserve appears concerned about the capital markets during the liquidity squeeze from August through November. However, as long as the changes in energy prices and interest rates remain moderate, we do not expect them to derail the economy.

OF MORE CONCERN ARE THE UNDERLYING RISKS WHICH WOULD LIKELY EXACERBATE ANY SUSTAINED DOWNTURN IN THE ECONOMY AND THE STOCK MARKET. On a historic basis, price/earnings ratios and returns on equity are high. Corporate issuance of stock options has supplemented personal income and lowered corporate salary expense. Accounting earnings and the real economy will no longer benefit from these option features if the stock market stops rising. Hence, we will continue to seek better companies with prudent managements at reasonable prices.

DURING THE SECOND QUARTER OF 1999, WE SAW LESS TRADING VOLUME THAN WE DID IN THE LIQUIDITY CRISIS LATE LAST YEAR. The smaller cap market was very tight, an aberration from other capital markets. As a result, the Fund did not obtain full positions in a few stocks and this increased the total number of stocks it owned. Late in the quarter, volume improved, and we would expect to reduce the number of stocks in the portfolio during the third quarter.

                                                              DLB MICRO CAP FUND
                                                              ------------------

MANAGER'S COMMENTARY

AS NOTED ABOVE, ACQUISITION ACTIVITY PICKED UP IN THE SECOND QUARTER FOR SMALL CAPS, WHICH HELPED NEAR TERM RETURNS BUT WILL PROBABLY HURT LONGER TERM. One of the Fund's largest holdings, JEVIC TRANSPORTATION, a regional less-than-truckload company, agreed to be acquired for about 13 times 1999 expected earnings. Jevic's per share earnings can probably grow by about 20 percent annually over a business cycle. Earnings performed better than any other public less-than-truckload company in the difficult environment of 1998, and the company recently qualified for core carrier status at WalMart and Target. The stock doubled in the second quarter, but we feel its valuation could have been 50 percent higher in the public markets if the company continued to execute.

INTERNATIONAL COMFORT PRODUCTS (ICP), a manufacturer of air conditioning equipment, agreed to be sold for about 15 times expected 1999 earnings. At first glance, this appears to be a reasonable multiple. However, ICP has almost completed a major streamlining of its manufacturing and administration. We will never know how much earnings leverage would have come from these initiatives.

Finally, two banks, NEW ENGLAND COMMUNITY and HF BANCORP, agreed to be sold. The agreements were at reasonable prices and we were happy with the transactions.

FROM A LONG-TERM PERSPECTIVE, WE ARE GENERALLY NOT SATISFIED WITH THE ACQUISITION ACTIVITY IN THE FUND'S PORTFOLIO. Three of these companies had excellent longer term potential, two of which were acquired at very modest premiums relative to depressed price levels. We would also note that a sustained increase in merger activity would not necessarily help the Fund relative to its competitors. Companies with good earnings prospects are less likely to sell out than those that are having trouble. That said, merger activity appears to have cooled as stock prices recovered from March lows.

NINE OF THE FUND'S PORTFOLIO COMPANIES WERE ADDED TO THE RUSSELL 2000 INDEX IN THE ANNUAL REBALANCING THAT OCCURS AT THE END OF JUNE. Two stocks sold near the end of the quarter were also included in that index, and one was added to the S&P 600 Index. There are statistical services that predict which companies will be added.

                                                              DLB MICRO CAP FUND
                                                              ------------------

MANAGER'S COMMENTARY

As a result, the portfolio performance in June probably benefited. We may see some retracement early in the third quarter. Nevertheless, the addition of companies held by the Fund to the Russell 2000 Index appears to be a good sign in that it indicates that we are finding companies that can grow to a size that allows their selection in an index.

AT THE END OF LAST YEAR, WE ASKED FOR YOUR PATIENCE. That patience was rewarded in the second quarter as the Fund's total return was ahead of its benchmark, the Russell 2000 Index. Although this trend may not continue, it does show how quickly the Fund, under appropriate market conditions, can make up even wide underperformance. The race is long, and we thank you for your investment and continued interest in the DLB Micro Cap Fund.

                                                              DLB MICRO CAP FUND
                                                              ------------------

Growth of a
$100,000 Investment

                              [GRAPH APPEARS HERE]

                Cumulative Total Return Since Inception 7/20/98

                 DLB           RUSSELL                        DLB           RUSSELL
            MICRO CAP FUND   2000 INDEX                  MICRO CAP FUND   2000 INDEX
            --------------   ----------                  --------------   ----------
             $100,000.00     $100,000.00
   Jul-98     $95,100.00      $90,860.00     31-Jan-99     $83,598.83      $93,048.50
31-Aug-98     $74,301.63      $73,214.99     28-Feb-99     $78,699.94      $85,511.57
30-Sep-98     $77,704.64      $78,947.72     31-Mar-99     $77,401.39      $86,845.55
31-Oct-98     $80,401.00      $82,168.79     30-Apr-99     $82,602.76      $94,626.92
30-Nov-98     $82,097.46      $86,474.43     31-May-99     $87,104.61      $96,008.47
31-Dec-98     $86,095.60      $91,827.20     30-Jun-99     $94,107.83     $100,348.05

--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/99
--------------------------------------------------------------------------------
                          6 Months           Annualized
                           1/1/99-        Since Inception
                           6/30/99        7/20/98-6/30/99
                           -------        ---------------
DLB MICRO CAP FUND          9.31              -5.89
Russell 2000 Index          9.28               0.35


DISCLOSURE STATEMENT

RUSSELL 2000 INDEX is an unmanaged index that measures the performance of the 2000 smallest stocks in the Russell 3000 Index that represent approximately 8% of the U.S. equity market capitalization. Securities in the Fund do not match those in the index, and performance of the Fund will differ.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

DLB MICRO CAPITALIZATION FUND
---------------------------------------
FINANCIAL STATEMENTS FOR THE SIX MONTHS
ENDED JUNE 30, 1999 AND THE PERIOD
JULY 20, 1998 (COMMENCEMENT
OF OPERATIONS) TO DECEMBER 31, 1998

DLB MICRO CAPITALIZATION FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------



FINANCIAL STATEMENTS:

     Portfolio of Investments as of June 30, 1999                         1 - 4

     Statement of Assets and Liabilities as of June 30, 1999                5

     Statement of Operations for the Six Months Ended June 30, 1999         6

     Statement of Changes in Net Assets for the Six Months Ended
         June 30, 1999 and the Period July 20,1998 (commencement
         of operation) to December 31, 1998                                 7

     Financial Highlights the Six Months Ended June 30, 1999 and the
         Period Ended December 31, 1998                                     8

     Notes to Financial Statements                                        9 - 11

DLB MICRO CAPITALIZATION  FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999
-------------------------------------------------------------------------------

COMMON STOCKS - 86.8%

                    ISSUER                                        SHARES            VALUE
AIRLINES - 3.5%
Hub Group Inc. (*)                                                27,400           $   614,788
Mesaba Holdings, Inc. (*)                                         32,100               409,275
                                                                                   -----------
                                                                                     1,024,063
                                                                                   -----------
AUTO PARTS - 4.9%
Autocam Corporation                                               38,328               517,430
Dura Automotive Systems Inc. (*)                                  18,500               615,125
Keystone Automotive Industries, Inc. (*)                          17,500               304,063
                                                                                   -----------
                                                                                     1,436,618
                                                                                   -----------
BANKS - 6.5%
CFS Bancorp Inc.                                                  49,800               544,688
Financial Institutions Inc.                                       18,000               270,000
First Republic Bancorp, Inc. (*)                                  19,100               552,706
New England Community Bancorp, Inc.                               18,500               509,906
SJNB Financial Corp.                                                 200                 6,050
                                                                                   -----------
                                                                                     1,883,350
                                                                                   -----------
BEVERAGES - 0.8%
Todhunter International, Inc. (*)                                 28,600               239,525
                                                                                   -----------
BUILDING SUPPLIES - 3.3%
International Comfort Products Corporation (*)                    40,000               455,000
Republic Group Incorporated                                       28,210               507,780
                                                                                   -----------
                                                                                       962,780
                                                                                   -----------
COMMUNICATION EQUIPMENT - 1.8%
Cunningham Graphics International Inc. (*)                        30,700               510,388
                                                                                   -----------
COMPUTER RELATED - 2.4%
Meta Group, Inc.                                                   3,000                46,125
PCD Inc.                                                          29,300               322,300
Performance Technologies Inc.                                     17,100               344,138
                                                                                   -----------
                                                                                       712,563
                                                                                   -----------
CONSTRUCTION - 1.1%
Crossman Communities, Inc. (*)                                    10,600               308,063
                                                                                   -----------

                    ISSUER                                        SHARES            VALUE
CONTAINERS - 2.8%
US Can Corporation (*)                                            36,800           $   818,800
                                                                                   -----------
COSMETIC & TOILETRY - 0.4%
The Stephan Co.                                                   26,400               110,550
                                                                                   -----------
DIVERSIFIED - 1.5%
Bacou USA Inc.                                                    24,700               421,444
                                                                                   -----------
DRUGS - 3.2%
D&K Healthcare Resources Inc. (*)                                 22,800               544,350
Medco Research Inc. (*)                                           14,900               391,125
                                                                                   -----------
                                                                                       935,475
                                                                                   -----------
ELECTRONICS & INSTRUMENTS - 3.3%
DSP Group Inc.                                                     8,900               320,400
Meade Instruments Corp.                                           12,400               213,900
Signal Technology Corp.                                           44,300               243,650
Spectrum Control Inc.                                             25,800               188,663
                                                                                   -----------
                                                                                       966,613
                                                                                   -----------
ELECTRICAL EQUIPMENT - 1.5%
Kollmorgen Corporation                                            28,800               432,000
                                                                                   -----------
ELECTRICAL POWER - 1.0%
Bangor Hydro-Electric Co.                                         18,200               293,475
                                                                                   -----------
EXPLORATION & DRILLING - 1.8%
Stone Energy Corporation (*)                                      12,100               512,738
                                                                                   -----------
FINANCIAL SERVICES - 1.9%
Conning Corporation                                               34,100               554,125
                                                                                   -----------
FOOD RETAILERS - 2.3%
Performance Food Group Company (*)                                24,400               663,375
                                                                                   -----------
INSURANCE COMPANIES - 2.1%
Highlands Insurance Group Inc. (*)                                56,900               597,450
                                                                                   -----------
INTERNATIONAL OIL - 1.6%
Chieftain International, Inc. (*)                                 27,100               474,250
                                                                                   -----------
MACHINERY & EQUIPMENT - 3.9%
ABC Rail Products Corporation (*)                                 23,200               475,600
Hardinge Inc.                                                     16,300               286,269
Ritchie Brothers Auctioneers Inc. (*)                              9,300               354,563
                                                                                   -----------
                                                                                     1,116,432
                                                                                   -----------

                    ISSUER                                        SHARES            VALUE
MEDIA - 3.1%
Gray Communications Systems Inc.                                  17,700           $   250,013
Saga Communications Inc. (*)                                      35,600               663,050
                                                                                   -----------
                                                                                       913,063
                                                                                   -----------
MEDICAL SUPPLIES & SERVICES - 3.2%
Meridian Diagnostics Inc.                                         55,800               397,575
Morrison Health Care Inc.                                         21,500               537,500
                                                                                   -----------
                                                                                       935,075
                                                                                   -----------
METAL PRODUCTS - 2.3%
Schnitzer Steel Industries, Inc.                                  29,300               657,419
                                                                                   -----------
METAL PROCESSING - 0.9%
Sun Hydraulics Corporation                                        29,300               256,375
                                                                                   -----------
OFFICE EQUIPMENT - 1.0%
Day Runner Inc. (*)                                               22,300               275,963
                                                                                   -----------
PAPER & FOREST PRODUCTS - 1.9%
Fibermark Inc. (*)                                                42,600               561,788
                                                                                   -----------
PROFESSIONAL SERVICES - 2.4%
Carey International Inc. (*)                                      19,900               490,038
Mac-Gray Corporation                                              24,100               210,875
                                                                                   -----------
                                                                                       700,913
                                                                                   -----------
REAL ESTATE - 1.8%
Mid-Atlantic Realty Trust REIT                                    45,700               508,413
                                                                                   -----------
RECREATION - 1.7%
Steinway Musical Instruments Inc.                                 18,100               479,650
                                                                                   -----------
SAVINGS & LOANS - 3.3%
Lawrence Savings Bank (*)                                         38,300               359,063
Mech Financial Inc.                                               15,700               588,750
                                                                                   -----------
                                                                                       947,813
                                                                                   -----------
SEMICONDUCTORS - 2.4%
Align-Rite International Inc.                                     20,700               287,213
Elantec Semiconductor Inc.                                        30,200               407,700
                                                                                   -----------
                                                                                       694,913
                                                                                   -----------



                    ISSUER                                        SHARES            VALUE
SPECIALTY RETAIL - 2.9%
Bridgford Foods Corp.                                             40,953           $   440,245
School Specialty Inc. (*)                                         11,800               189,538
Travis Boats & Motors, Inc. (*)                                   14,800               214,600
                                                                                   -----------
                                                                                       844,383
                                                                                   -----------
TRANSPORTATION - 0.6%
Willlis Lease Finance Corporation (*)                             10,000               163,125
                                                                                   -----------
TRUCKING & SHIPPING - 4.6%
Forward Air Corporation                                           13,200               365,625
Jevic Transportation, Inc. (*)                                    67,950               942,806
Mark VII, Inc. (*)                                                 1,800                29,925
                                                                                   -----------
                                                                                     1,338,356
                                                                                   -----------
WHOLESALERS - 3.1%
Pameco Corporation (*)                                            43,700               333,213
Scansource, Inc. (*)                                              26,800               579,540
                                                                                   -----------
                                                                                       912,753
                                                                                   -----------
TOTAL COMMON STOCKS
     (identified cost, $24,440,817)                                                 25,164,079

                                                                PRINCIPAL
                                                                 AMOUNT
REPURCHASE AGREEMENT - 13.2%
Investors Bank & Trust Repurchase Agreement, 4.25%,          $ 3,814,998             3,814,998
  dated 6/30/99, $3,815,448 due on 7/1/99 (secured by                              -----------
  Federal Government Agency securities), at cost

TOTAL INVESTMENTS (identified cost, $28,255,815)                                    28,979,077

Other assets, less liabilities                                                          (6,429)
                                                                                   -----------
NET ASSETS - 100%                                                                  $28,972,648
                                                                                   ===========

(*) Non-income producing security

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999
-------------------------------------------------------------------------------
ASSETS:
    Investments, at value (identified cost, $28,255,815)           $ 28,979,077
    Receivable for investments sold                                     321,339
    Receivable for fund shares sold                                         819
    Dividends and interest receivable                                    11,486
    Receivable from investment manager                                   34,634
                                                                   ------------
                                                                     29,347,355
                                                                   ------------
LIABILITIES:
    Payable for investments purchased                                   336,280
    Accrued management fee                                               23,227
    Accrued expenses                                                     15,200
                                                                   ------------
                                                                        374,707
                                                                   ------------
NET ASSETS                                                         $ 28,972,648
                                                                   ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                $ 28,955,947
    Unrealized appreciation of investments                              723,262
    Accumulated net realized loss on investment transactions           (678,606)
    Accumulated net investment loss                                     (27,955)
                                                                   ------------
                                                                   $ 28,972,648
                                                                   ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                             3,077,865
                                                                   ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
   PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                                                          $ 9.41
                                                                   ============

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1999
-------------------------------------------------------------------------------

NET INVESTMENT INCOME:
    Interest                                                        $    51,991
    Dividends                                                            66,195
                                                                    -----------
                                                                        118,186
                                                                    -----------
EXPENSES:
    Management fee                                                      112,417
    Trustees' fees                                                        2,284
    Custodian fees                                                       24,474
    Accounting and audit fees                                            14,084
    Legal fees                                                           12,149
    Registration Fee                                                      9,491
    Transfer agent fee                                                    3,968
    Miscellaneous                                                         1,908
                                                                    -----------
                                                                        180,775

    Preliminary reduction of expenses by investment manager             (34,634)
                                                                    -----------

             Net expenses                                               146,141
                                                                    -----------
             Net investment loss                                        (27,955)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Realized gain (identified cost basis)                               519,646

    Change in unrealized appreciation                                 2,338,158
                                                                    -----------
             Net realized and unrealized gain on investments          2,857,804
                                                                    -----------

             Increase in net assets from operations                 $ 2,829,849
                                                                    ===========


See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------
                                                                       Six Month           Period Ended
                                                                         Ended             December 31,
                                                                     June 30, 1999             1998*
                                                                      ------------         ------------
                                                                      (Unaudited)
INCREASE IN NET ASSETS:
  From operations:
     Net investment loss                                              $    (27,955)        $    (22,705)
     Net realized gain (loss) on investments                               519,646           (1,198,252)
     Net unrealized appreciation (depreciation) of investments           2,338,158           (1,614,896)
                                                                      ------------         ------------

                                                                         2,829,849           (2,835,853)
                                                                      ------------         ------------

  Fund share transactions:
     Net proceeds from sales of fund shares                              6,313,335           22,745,914
     Cost of shares reacquired                                             (80,607)                  -
                                                                      ------------         ------------

                                                                         6,232,728           22,745,914
                                                                      ------------         ------------

             Total increase in net assets                                9,062,577           19,910,061

NET ASSETS:
  At beginning of period                                                19,910,071                   10
                                                                      ------------         ------------
  At end of period (including accumulated net
     investment loss of $27,955 and $0, respectively)                 $ 28,972,648         $ 19,910,071
                                                                      ============         ============

* For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------
                                                                        Six Months         Period Ended
                                                                          Ended            December 31,
                                                                      June 30, 1999           1998**
                                                                      -------------        ------------
                                                                       (Unaudited)
  Per share data (for a share outstanding throughout
    each period):
    Net asset value- beginning of period                                  $ 8.61              $10.00
                                                                          ------              ------

    Gain (loss) from investment operations:
       Net investment loss                                                  (.01)               (.01)
       Net realized and unrealized gain (loss) on investments                .81               (1.38)
                                                                          ------              ------

                                                                             .80               (1.39)
                                                                          ------              ------

    Net asset value- end of period                                        $ 9.41              $ 8.61
                                                                          ======              ======

    Total return                                                           9.29%             (13.90%)

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets                             1.30% *             1.30% *
       Ratio of net investment loss to average net assets                  (.25%)*             (.28%)*
       Portfolio turnover                                                    44%                 51%
       Net assets at end of period (000 omitted)                         $28,973             $19,910


The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.30% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:


       Net investment loss                                                $(.02)              $(.03)

       Ratios (to average net assets):
         Expenses                                                         1.61% *             1.77% *
         Net investment loss                                              (.56%)*             (.76%)*

*      Annualized
** For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

  See notes to financial statements.

DLB MICRO CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

1.     BUSINESS AND ORGANIZATION

        DLB Micro Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.      SIGNIFICANT ACCOUNTING POLICIES

        INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

        REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

        INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

        TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1998, the Fund, for federal income tax purposes, had capital loss carryforwards of $487,528, which expire December 31, 2006. To the extent permitted by the Code, capital loss carryforwards will reduce taxable income arising from future net realized gains on investments, if any, and thus will reduce the amount of the distributions to shareholders that would otherwise be necessary.

        The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

        Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

        USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.      TRANSACTIONS WITH AFFILIATES

        The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the six months ended June 30, 1999, the management fee amounted to $112,417. Additionally, $34,634 of Fund expenses were borne by Babson.

        The Fund pays no compensation directly to the Trustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.      PORTFOLIO SECURITIES

        Purchases and sales of investments, other than short-term obligations, aggregated $12,694,130 and $9,037,654, respectively.


        The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund are as follows:


             Aggregate cost                               $ 28,255,815
                                                          ============

             Gross unrealized appreciation                $  2,877,195
             Gross unrealized depreciation                  (2,153,933)
                                                          ------------
                Net unrealized appreciation               $    723,262
                                                          ============

5.      SHARES OF BENEFICIAL INTEREST

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:



                                                             Period from
                                                            July 20, 1998
                                      Six Months          (commencement of
                                        Ended               operations) to
                                    June 30, 1999         December 31, 1998
                                    -------------         -----------------
             Shares sold               775,555               2,311,291
             Redemptions                (8,982)                   -
                                    -------------         -----------------
               Net increase            766,573               2,311,291
                                    =============         =================

                                                              DLB MICRO CAP FUND
                                                              ------------------

This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Micro Capitalization Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.










                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                   August 1999

                                      DLB


THE DLB GLOBAL SMALL CAP FUND




                                                              SEMI ANNUAL REPORT
                                                                   JUNE 30, 1999











                        [EXPERIENCE TO MANAGE THE FUTURE]

                                                       DLB GLOBAL SMALL CAP FUND
                                                       -------------------------

MANAGER'S COMMENTARY
OVERVIEW

THE TOTAL ASSETS IN THE FUND AS OF JUNE 30, 1999, WERE $15.8 MILLION, OF WHICH 47.5% WERE INVESTED IN U.S. SECURITIES AND 52.5% IN INTERNATIONAL SECURITIES. Small and mid cap stocks in the international and domestic arenas came back to life in the second quarter of 1999, making up lost ground on their larger counterparts and ending the second quarter of 1999 in solidly positive territory. The second quarter was particularly strong as investors became more optimistic about economic growth prospects.

DOMESTIC

MANY MARKET OBSERVERS BELIEVE THE RALLY IN SMALL CAP STOCKS IS HEALTHY FOR THE ENTIRE STOCK MARKET, whose performance over the past several years has been so dependent on the dramatic price appreciation of the stocks of a few very large companies. We share this view and continue to believe that the small cap stocks represent the most attractive value at present.

DURING THE FIRST SIX MONTHS OF 1999, the domestic portion of the Fund's portfolio benefited from increased weightings in the economically sensitive industrial sector--which is beginning to show signs of life after having underperformed for the past several quarters.

UNCHARACTERISTICALLY, THE DOMESTIC PORTION OF THE PORTFOLIO HAD A GREAT DEAL OF ACTIVITY DURING THE FIRST HALF OF 1999. Much of that activity was due to the fact that other companies saw wonderful values in a few of the Fund's portfolio companies and decided to acquire them.

THE BEST AND WORST PERFORMING U.S. STOCKS IN THE FUND FOR THE FIRST HALF OF 1999 ARE LISTED BELOW:

--------------------------------------------------------------------------------
Best Performers             Business                                Gain (%)
--------------------------------------------------------------------------------
CommScope                   Coaxial Cables                             83
Nabors Industries           Oil Service                                81
CDI                         Temporary Help                             69
Unisource Worldwide         Paper Distribution                         66
Life USA                    Annuities                                  57

--------------------------------------------------------------------------------
Underperformers             Business                                Loss (%)
--------------------------------------------------------------------------------
Vlasic International        Pickles and Frozen Foods                   63
Policy Management Systems   Software for Insurance                     41
Dimon                       Tobacco Processor                          30
Dime Bancorp                New York Thrift                            23
Herman Miller               Office Furniture                           22
--------------------------------------------------------------------------------

                                                       DLB GLOBAL SMALL CAP FUND
                                                       -------------------------

MANAGER'S COMMENTARY
INTERNATIONAL

THE INTRODUCTION OF THE EURO HAS PROVED TO BE A LITTLE DISAPPOINTING AND THE NEW SINGLE CURRENCY FELL BY OVER 10 PER CENT AGAINST THE DOLLAR. However, this was offset by good performances from the European stocks held in the Fund and, as anticipated, the smaller company sector has benefited from corporate activity as larger companies seek to expand in the single market.

ASIA HAS ENJOYED AN EXCELLENT START TO THE YEAR as economic growth has recovered, interest rates have fallen and corporate restructuring has fueled investors' confidence. The Fund has profited from some exceptionally strong recoveries in stocks that were heavily oversold and where prospects for earnings growth look good, particularly in Japan.

WE WOULD EXPECT RECENT OUTPERFORMANCE TO CONTINUE BASED ON ATTRACTIVE VALUATIONS AND IMPROVING ECONOMIC PROSPECTS. However, any significant upward move in U.S. interest rates could have a negative impact on the smaller Asian markets. The best and worst performing international stock (measured in local currency) for the first half of 1999 are listed below:

--------------------------------------------------------------------------------
                                                                 Gain (%)
Best Performers (Country)          Business                 (in local currency)
--------------------------------------------------------------------------------
T&K Toka (Japan)                   Specialty Inks                  216
Tibs Holdings (Singapore)          Transport Services              200
Fancl (Japan)                      Cosmetics                       195
Misumi (Japan)                     Machinary Distributor           130
Ryohin Keikaku (Japan)             Specialty Retailer              102

--------------------------------------------------------------------------------
                                                                 Loss (%)
Worst Performers (Country)         Business                 (in local currency)
--------------------------------------------------------------------------------
V-Tech Holdings (Hong Kong)        Educational Toys                 27
Gold Peak (Hong Kong)              Batteries                        24
Natuzzi (Italy)                    Furniture                        22
Alliance Unichem (U.K.)            Pharmaceutical Dist.             22
St. James'Place Capital (U.K.)     Life Insurance                   20
--------------------------------------------------------------------------------

                                                       DLB GLOBAL SMALL CAP FUND
                                                       -------------------------

MANAGER'S COMMENTARY

AS SMALL CAP INVESTORS, WE HAVE BEEN VERY FRUSTRATED WITH THE FACT THAT THE INVESTMENT PERFORMANCE OF SMALL CAP STOCKS HAS TRAILED THE PERFORMANCE OF LARGE CAP STOCKS FOR THE PAST SEVERAL YEARS--IN SPITE OF THE COMPELLING FINANCIAL PERFORMANCE BY SMALL COMPANIES. We have attributed much of this underperformance of small company stocks to neglect.

WE ARE OBVIOUSLY GRATIFIED TO SEE THE RECENT RALLY IN SMALL CAP STOCKS. While it is still too early to say when small company stocks will begin to outperform large company stocks--reversing the recent five-year trend of large company stock outperformance--we can say that the relative valuations of small company stocks versus large company stocks are as attractive as they have ever been.

WE REMAIN COMMITTED TO OUR LOW RISK APPROACH OF SMALL COMPANY INVESTING: identifying superior companies, witha demonstrable competitive advantage, whose stock is attractively priced, and who possess the ability to grow their earnings faster than other investors are expecting. We believe that this will continue to be a value-adding strategy for the future.

                                                       DLB GLOBAL SMALL CAP FUND
                                                       -------------------------

Growth of a
$100,000 Investment

                              [GRAPH APPEARS HERE]

                Cumulative Total Returns Since Inception 7/19/95

                  DLB                           SALOMON
              GLOBAL SMALL     COMBINED       EMI(ex-U.S.)     RUSSELL
                CAP FUND        INDEX*           INDEX        2500 INDEX
              $100,000.00     $100,000.00     $100,000.00     $100,000.00
30-Jul-95     $100,300.00     $105,860.00     $105,830.00     $102,170.00
30-Aug-95      $98,795.50     $104,928.43     $103,152.50     $103,804.72
30-Sep-95      $99,793.33     $111,454.98     $103,957.09     $105,745.87
31-Oct-95      $98,396.23     $108,133.62     $100,963.13     $102,436.02
30-Nov-95     $100,993.89     $111,572.27     $102,033.34     $106,810.04
31-Dec-95     $104,013.61     $114,897.12     $105,941.21     $108,636.49
31-Jan-96     $106,426.72     $116,390.79     $107,826.97     $109,407.81
28-Feb-96     $109,853.66     $118,904.83     $109,509.07     $112,700.99
31-Mar-96     $112,567.05     $121,508.84     $112,027.77     $115,000.09
30-Apr-96     $115,291.17     $127,584.29     $117,920.44     $120,313.09
31-May-96     $116,605.49     $128,413.58     $116,965.28     $123,573.58
30-Jun-96     $115,089.62     $126,795.57     $116,976.98     $119,779.87
31-Jul-96     $109,450.23     $120,176.84     $112,555.25     $111,011.98
31-Aug-96     $110,763.63     $123,758.11     $113,692.06     $117,395.17
30-Sep-96     $111,062.69     $126,394.16     $114,328.73     $122,478.38
31-Oct-96     $110,562.91     $125,762.19     $113,882.85     $121,670.02
30-Nov-96     $113,481.77     $129,535.06     $115,750.53     $127,546.69
31-Dec-96     $114,264.79     $128,952.15     $113,620.72     $129,294.07
31-Jan-97     $110,996.82     $129,016.63     $111,166.51     $132,862.59
28-Feb-97     $109,450.23     $120,465.27     $114,446.18     $109,357.90
31-Mar-97     $108,749.74     $117,104.29     $112,924.04     $104,403.99
30-Apr-97     $106,737.87     $116,858.37     $111,241.47     $105,729.92
31-May-97     $112,480.37     $125,903.21     $118,372.05     $115,467.65
30-Jun-97     $116,507.17     $129,869.16     $121,047.26     $120,190.27
31-Jul-97     $119,326.64     $132,765.24     $119,219.45     $127,233.42
31-Aug-97     $118,014.05     $131,012.74     $114,128.78     $129,001.97
30-Sep-96     $120,929.00     $136,620.08     $116,160.27     $137,438.70
31-Oct-97     $116,696.48     $130,827.39     $111,571.94     $131,267.70
30-Nov-97     $115,482.84     $128,433.25     $106,595.83     $131,858.40
31-Dec-97     $117,907.98     $128,484.62     $104,240.06     $134,350.53
31-Jan-98     $117,176.95     $129,962.20     $108,586.87     $132,294.96
28-Feb-98     $125,543.38     $139,527.42     $116,687.45     $141,899.58
31-Mar-98     $133,490.28     $145,861.96     $122,171.76     $148,128.97
30-Apr-98     $134,224.48     $146,678.79     $123,100.27     $148,691.86
31-May-98     $135,271.43     $144,654.62     $125,389.93     $141,792.56
30-Jun-98     $130,455.76     $142,614.99     $121,728.55     $141,962.71
31-Jul-98     $127,624.87     $137,395.28     $120,888.62     $132,209.87
31-Aug-98     $109,846.73     $116,373.80     $106,067.68     $107,275.09
30-Sep-98     $107,968.35     $118,806.02     $103,309.92     $114,891.62
31-Oct-98     $116,238.73     $126,290.79     $110,603.60     $121,176.19
30-Nov-98     $119,167.94     $131,392.94     $114,142.91     $127,174.41
31-Dec-98     $122,302.06     $136,858.89     $116,905.17     $134,881.18
31-Jan-99     $119,807.10     $136,530.43     $116,542.76     $134,651.88
28-Feb-99     $114,475.68     $130,973.64     $114,281.83     $125,805.26
31-Mar-99     $117,429.15     $134,915.95     $118,567.40     $128,497.49
30-Apr-99     $124,921.13     $144,454.50     $124,981.90     $139,998.01
31-May-99     $129,805.55     $143,558.88     $121,707.37     $142,167.98
30-Jun-99     $135,711.70     $149,545.29     $125,857.59     $149,560.72

* Salomon EMI (ex-U.S.), 52.5%
  Russell 2500, 47.5%
--------------------------------------------------------------------------------
                   TOTAL RETURNS (%) FOR PERIODS ENDED 6/30/99
--------------------------------------------------------------------------------
                                6 Months      One Year       Annualized
                                 1/1/99-       7/1/98-    Since Inception
                                 6/30/99       6/30/99    7/19/95-6/30/99
                                 -------       -------    ---------------

DLB GLOBAL SMALL CAP FUND         10.96          4.04           8.31
Combined Index                     9.27          4.88          12.57
Salomon EMI (ex-U.S.) Index        7.66          3.39           5.59
Russell 2500 Index                10.88          5.35          15.66



DISCLOSURE STATEMENT

THE DLB GLOBAL SMALL CAPITALIZATION FUND invests in a combination of domestic and international securities. The relative proportions of the Fund's assets fluctuate over time.

The "COMBINED INDEX" used as a benchmark to measure the performance of this Fund is a composite of the Russell 2500 Index and Salomon Brothers Extended Market Index, ex-U.S., (EMI), weighted in each (monthly) period to reflect the proportions of the Fund's assets invested in domestic and interna-tional securities, respectfully, during such period. As of June 30, 1999, such proportions were 47.5% domestic, 52.5% international.

SALOMON BROTHERS EXTENDED MARKET INDEX, EX-U.S., (EMI) is an unmanaged index that represents the bottom 20% of the cumulative available market capital of the BMI. The EMI defines the small stock index outside the U.S.

       SALOMON BROTHERS BROAD MARKET INDEX (BMI) is an unmanaged index that fully represents the universe of institutionally available global stocks. All companies with an available market capitalization greater than U.S. $100 million are included in the index.

RUSSELL 2500 INDEX is an unmanaged index that measures the performance of the smallest 2500 companies in the Russell 3000 Index, representing approximately 17% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance in the U.S.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. The Fund's total return reflects an expense limitation in effect during the periods shown. In the absence of such expense limitation, returns would have been lower.

DLB GLOBAL SMALL CAPITALIZATION FUND
---------------------------------------
FINANCIAL STATEMENTS FOR THE SIX MONTHS
ENDED JUNE 30, 1999 AND THE YEAR
ENDED DECEMBER 31, 1998

DLB GLOBAL SMALL CAPITALIZATION FUND

TABLE OF CONTENTS
-------------------------------------------------------------------------------



FINANCIAL STATEMENTS:

    Portfolio of Investments as of June 30, 1999                          1 - 6

    Statement of Assets and Liabilities as of June 30, 1999                 7

    Statement of Operations for the Six Months Ended June 30, 1999          8

    Statements of Changes in Net Assets for the Six Months Ended
        June 30, 1999 and the Year Ended December 31, 1998                  9

    Financial Highlights for the Six Months Ended June 30, 1999
        and the Four-Year Period Ended December 31, 1998                   10

    Notes to Financial Statements                                        11 - 13

DLB GLOBAL SMALL CAPITALIZATION FUND

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

---------------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 96.3%

                ISSUER                                            SHARES               VALUE

DOMESTIC
AEROSPACE - 1.4%
EG&G Inc.                                                          6,000         $    213,750
                                                                                 ------------

APPAREL - 1.2%
The Stride Rite Corporation                                       12,000              123,750
Unifi Inc. (*)                                                     3,100               65,875
                                                                                 ------------
                                                                                      189,625
                                                                                 ------------
AUTO PARTS - 2.7%
Bandag Incorporated                                                4,100              115,325
Exide Corporation                                                 11,400              168,150
Snap-On Inc.                                                       3,900              141,131
                                                                                 ------------
                                                                                      424,606
                                                                                 ------------
BANKS - 2.2%
Dime Bancorp, Inc.                                                 8,900              179,113
Golden State Bancorp, Inc. (*)                                     7,200              158,400
Golden State Bancorp, Inc. Warrants (*)                            3,300                4,331
                                                                                 ------------
                                                                                      341,844
                                                                                 ------------
BUILDING SUPPLIES - 1.4%
Dal-Tile International Inc. (*)                                   20,100              228,638
                                                                                 ------------

COAL GAS & PIPE - 1.2%
Nabors Industries Inc. (*)                                         7,800              190,613
                                                                                 ------------

COMPUTERS - 1.0%
Gerber Scientific Inc.                                             7,300              161,056
                                                                                 ------------

DIVERSIFIED - 0.9%
Unisource Worldwide, Inc.                                         12,100              145,956
                                                                                 ------------

ELECTRONICS & INSTRUMENTS - 2.4%
Intergraph Corporation (*)                                         9,400               72,850
Magnetek Incorporated (*)                                         13,200              139,425
Scitex Corporation Ltd. (*)                                       16,200              162,000
                                                                                 ------------
                                                                                      374,275
                                                                                 ------------

                ISSUER                                            SHARES            VALUE
ENVIRONMENTAL - 1.3%
Safety-Kleen Corp (*)                                             10,900         $    197,563
                                                                                 ------------

FOOD PRODUCERS - 1.9%
Ralcorp Holdings Inc. (*)                                          8,900              142,956
Vlasic Foods International (*)                                    20,100              146,981
                                                                                 ------------
                                                                                      289,937
                                                                                 ------------
FURNITURE & APPLIANCES - 0.9%
Herman Miller, Inc.                                                3,000               63,000
La-Z-Boy Incorporated                                              3,300               75,900
                                                                                 ------------
                                                                                      138,900
                                                                                 ------------
HEALTHCARE - 1.0%
Total Renal Care Holdings, Inc. (*)                                9,900              154,069
                                                                                 ------------

INSURANCE COMPANIES - 3.7%
HCC Insurance Holdings, Inc.                                       9,300              210,994
HSB Group, Inc.                                                    5,300              218,294
Life USA Holdings Inc.                                             7,300              147,825
                                                                                 ------------
                                                                                      577,113
                                                                                 ------------
MACHINERY & EQUIPMENT - 4.6%
Foster Wheeler Corporation                                        10,600              149,725
Harsco Corporation                                                 4,500              144,000
Roper Industries, Inc.                                             6,000              192,000
Unova Inc. (*)                                                    14,900              236,538
                                                                                 ------------
                                                                                      722,263
                                                                                 ------------
METALS & MINING - 2.0%
Martin Marietta Materials                                          3,000              177,000
Ryerson Tull Inc.                                                  5,900              133,119
                                                                                 ------------
                                                                                      310,119
                                                                                 ------------
NATURAL GAS - 1.4%
Equitable Resources, Inc.                                          5,800              218,950
                                                                                 ------------

OFFICE EQUIPMENT - 1.2%
Wallace Computer Services                                          7,800              195,000
                                                                                 ------------
PAPER & FOREST PRODUCTS - 0.9%
Albany International Corp.                                         6,593              136,805
                                                                                 ------------
PRINTING & PUBLISHING - 4.7%
ACNeilsen Corporation (*)                                          6,600              199,650
Central Newspapers, Inc.                                           5,300              199,413
Hollinger International                                           15,100              179,313
Lee Enterprises Inc.                                               5,100              155,550
                                                                                 ------------
                                                                                      733,926
                                                                                 ------------

                ISSUER                                            SHARES            VALUE
PROFESSIONAL SERVICES - 2.2%
CDI Corporation (*)                                                5,400         $    183,938
Policy Management Systems Corporation (*)                          5,400              162,000
                                                                                 ------------
                                                                                      345,938
                                                                                 ------------
REAL ESTATE - 0.9%
Prentiss Properties Trust                                          5,900              138,650
                                                                                 ------------
SPECIALTY RETAIL - 1.2%
Enesco Group Inc.                                                  8,000              185,000
                                                                                 ------------
TELECOMMUNICATIONS - 0.5%
Commscope Inc. (*)                                                 2,400               73,800
                                                                                 ------------
TOBACCO - 0.7%
Dimon Incorporated                                                20,500              106,344
                                                                                 ------------
TRANSPORTATION -  1.2%
Fritz Companies Inc. (*)                                          17,200              184,900
                                                                                 ------------
TRUCKING & SHIPPING - 2.2%
Halter Marine Group Inc. (*)                                      22,700              150,388
Yellow Corporation (*)                                            10,900              193,475
                                                                                 ------------
                                                                                      343,863
                                                                                 ------------
FOREIGN

AUSTRALIA - 1.0%
F. H. Faulding & Company Ltd. (Pharmaceuticals)                   15,000               91,328
Infratil Australia Limited (Holding Company)                     110,000               57,510
                                                                                 ------------
                                                                                      148,838
                                                                                 ------------
BELGIUM - 0.8%
Colruyt NV (Food Retailers)                                          200              131,734
                                                                                 ------------

FRANCE - 7.0%
Brioche Pasquier, SA (Food Producers)                              2,000              212,674
Infogrames Entertainment (Leisure)                                 1,750              112,919
M6 - Metropole Television (Media)                                  1,750              368,386
Societe Manutan International SA (Distributors)                    4,000              230,432
Royal Canin SA (Food Producers)                                    3,000              173,443
                                                                                 ------------
                                                                                    1,097,854
                                                                                 ------------
GERMANY - 3.9%
MLP Pref., Non Voting (Life Insurance) (**)                          300              143,091
Qiagen N.V. (Pharmaceuticals)                                      2,000              134,212
Rhoen-Klinikum, AG (Private Healthcare)                            2,000              199,253
Sixt AG (Vehicle Leasing)                                          1,800              125,994
                                                                                 ------------
                                                                                      602,550
                                                                                 ------------

                ISSUER                                            SHARES            VALUE
HONG KONG - 2.1%
Asia Satellite Telecoms Hldgs. (Media)                            25,000         $     58,802
Chen Hsong Holdings (Engineering)                                150,000               25,518
Fountain Set (Textiles)                                          260,000               30,828
Gold Peak Industries (Holdings) Ltd. (Electronic and
   Electrical)                                                   187,500               40,114
Vitasoy International Holdings, Ltd. (Food Producers)            348,500              122,393
VTech Holdings Ltd. (Electronic and Electrical)                   15,000               47,654
                                                                                 ------------
                                                                                      325,309
                                                                                 ------------
ITALY - 3.7%
Banca Popolare Di Milano (Banking)                                15,000              116,207
BIPOP Spa (Banking)                                                8,000              343,665
Industrie Natuzzi Spa (Furniture Producer)                         6,000              116,625
                                                                                 ------------
                                                                                      576,497
                                                                                 ------------
JAPAN - 12.9%
Aderans Company, Ltd. (Healthcare)                                 3,000              128,139
Bellsystem24 Inc. (Telemarketing)                                    300              122,563
C Two-Network Co. Ltd. (Retailing)                                 1,800              282,551
Fancl Corporation (Cosmetics, Toiletries)                          1,300              236,286
Fuji Seal Inc. (Labeling Products)                                 1,000              138,797
Fujimi Incorporated (Semi-conductors)                              2,200              109,055
Hoshiden Corporation (Electronic Components)                       5,000              107,816
Japan Airport Terminal Co., Ltd. (Airport Services)               15,000              148,711
Misumi Corporation (Distributors)                                  2,000               81,791
Q'sai Co. Ltd. (Health Beverages)                                  2,000               76,008
Mycal Card Inc. (Consumer Credit)                                  3,300              149,950
Ryohin Keikaku Company, Ltd.(Retailer)                             1,000              251,570
T&K Toka Company Ltd. (Chemicals)                                  3,500              109,592
Union Tool Co. (Engineering)                                       1,000               74,356
                                                                                 ------------
                                                                                    2,017,185
                                                                                 ------------
MALAYSIA - 0.1%
Perlis Plantations Berhad (Diversified Industrial)                15,000               17,524
                                                                                 ------------

NETHERLANDS - 1.3%
Brunel International, NV (Temporary Employment)                    5,000               90,593
Kempen & Company, NV (Banking)                                     2,250              112,661
                                                                                 ------------
                                                                                      203,254
                                                                                 ------------
NEW ZEALAND - 0.4%
Guinness Peat Group (Other Financial)                             73,205               58,520
                                                                                 ------------

NORWAY - 0.7%
Tomra Systems ASA (Diversified Industrial)                         3,000              112,755
                                                                                 ------------


                ISSUER                                            SHARES            VALUE
SINGAPORE - 0.6%
Haw Par Healthcare Limited (Pharmaceuticals)                      50,000         $     54,632
TIBS Holdings Limited (Transport)                                 21,000               37,749
                                                                                 ------------
                                                                                       92,381
                                                                                 ------------
SPAIN - 1.9%
Azkoyen S.A. (Vending Machines)                                    3,000               77,430
Mapfre Vida Seguros (Life Insurance)                               4,000              114,390
Superdiplo S.A. (Supermarkets)                                     5,000              110,983
                                                                                 ------------
                                                                                      302,803
                                                                                 ------------
SWITZERLAND - 1.8%
Bank Sarasin Ltd. (Banking)                                          110              189,045
Phoenix Mecano AG (Engineering)                                      200               94,233
                                                                                 ------------
                                                                                      283,278
                                                                                 ------------
THAILAND - 0.3%
Matichon Public Co. Ltd (Media)                                   24,000               51,870
                                                                                 ------------

UNITED KINGDOM - 10.9%
Alliance Unichem PLC (Healthcare)                                 21,300              148,140
Baltimore Technologies PLC (Software)                              4,000               45,684
Peter Black Holdings, PLC (Household Goods)                       19,000              110,744
Brake Brothers PLC (Food Retailers)                                9,000              107,042
N Brown Group PLC (General Retailers)                             20,000              107,014
Capita Group, PLC (Service Outsourcing)                           10,000              103,418
Cattles PLC (Other Financial)                                     26,000              141,919
Columbus Group PLC (Business Publishing)                         110,000               86,642
Expro International Group, PLC (Oil Exploration)                  14,000               74,543
Independent Insurance Group, PLC (General Insurer)                19,000               92,785
Redrow Group PLC (Housebuilder)                                   26,000               89,902
Rotork PLC (Engineering)                                          13,000               90,107
Sage Group (Accounting Software)                                   4,000              142,092
Seton Scholl Healthcare PLC (Healthcare)                          13,000              148,882
Spirax-Sarco Engineering PLC (Engineering)                        12,000              116,824
St. James's Place Capital PLC (Life Insurance)                    27,000               98,459
                                                                                 ------------
                                                                                    1,704,197
                                                                                 ------------
TOTAL COMMON AND PREFERRED STOCKS
    (identified cost, $12,788,614)                                                 15,050,052


                                                                 PRINCIPAL          VALUE
                                                                  AMOUNT
REPURCHASE AGREEMENT - 3.7%
Investors Bank & Trust Repurchase Agreement, 4.25%,
    dated 6/30/99, $574,111 due on 7/1/99 (secured by
    Federal Government Agency securities), at cost              $574,043         $    574,043
                                                                                 ------------
TOTAL INVESTMENTS (identified cost, $13,362,657)                                   15,624,095

Other assets, less liabilities -  0.1%                                                131,533
                                                                                 ------------

NET ASSETS - 100%                                                                $ 15,755,628
                                                                                 ============

(*)   Non-income producing security
(**)  Preferred Stock

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

---------------------------------------------------------------------------------------------
ASSETS:

    Investments, at value (identified cost, $13,362,657)                         $ 15,624,095
    Foreign cash, at value (cost, $48,094)                                             48,093
    Dividends and interest receivable                                                  27,471
    Receivable for investments sold                                                    50,601
    Receivable from investment manager                                                 41,520
    Receivable for foreign taxes                                                       13,805
                                                                                 ------------
                                                                                   15,805,585
                                                                                 ------------
LIABILITIES:

    Payable for fund shares reacquired                                                 16,728
    Accrued management fees                                                            12,641
    Accrued expenses                                                                   20,588
                                                                                 ------------
                                                                                       49,957
                                                                                 ------------
NET ASSETS                                                                       $ 15,755,628
                                                                                 ============

NET ASSETS CONSIST OF:

    Paid-in capital                                                              $ 12,999,927
    Unrealized appreciation of investments and translation of assets and
      liabilities in foreign currencies                                             2,260,808
    Accumulated undistributed net realized gain on investments                        538,601
    Accumulated distributions in excess of net investment income                      (43,708)
                                                                                 ------------

             Total                                                               $ 15,755,628
                                                                                 ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                           1,317,371
                                                                                 ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE
     PER SHARE (NET ASSETS / SHARES OF BENEFICIAL INTEREST
     OUTSTANDING)                                                                $      11.96
                                                                                 ============

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1999

--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
    Dividends (net of foreign tax withheld of $10,802)                                 $   122,259
    Interest                                                                                10,151
                                                                                       -----------
                                                                                           132,410
                                                                                       -----------
EXPENSES:
    Management fee                                                                          70,610
    Trustees' fees                                                                           2,284
    Custodian fees                                                                          32,485
    Accounting and audit fees                                                               15,423
    Legal fees                                                                              12,149
    Registration fees                                                                        8,611
    Transfer agent fee                                                                       3,968
    Miscellaneous                                                                            1,901
                                                                                       -----------
                                                                                           147,431

    Preliminary reduction of expenses by investment manager                                (41,520)
                                                                                       -----------
             Net expenses                                                                  105,911
                                                                                       -----------
             Net investment income                                                          26,499
                                                                                       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) (identified cost basis):
      Investment transactions                                                              547,971
      Foreign currency transactions and forward foreign currency exchange
         contracts and other transactions denominated in foreign currency                   (6,734)
                                                                                       -----------
             Net realized gain on investments and foreign currency                         541,237
                                                                                       -----------
    Change in unrealized appreciation (depreciation):
      Investments                                                                          987,597
      Foreign currency and forward foreign currency exchange contracts and other
         transactions denominated in foreign currency                                       (1,351)
                                                                                       -----------
             Net unrealized gain on investments and foreign currency                       986,246
                                                                                       -----------
             Net realized and unrealized gain on investments and foreign
                currency                                                                 1,527,483
                                                                                       -----------
             Increase in net assets from operations                                    $ 1,553,982
                                                                                       ===========

See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------
                                                                              Six Months          Year Ended
                                                                                Ended            December 31,
                                                                            June 30, 1999            1998
                                                                             ------------        ------------
                                                                             (Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
     Net investment income                                                   $     26,499        $     14,762
     Net realized gain on investments and foreign currency                        541,237           1,044,400
     Net unrealized appreciation (depreciation) of investments
       and foreign currency                                                       986,246            (538,247)
                                                                             ------------        ------------

                                                                                1,553,982             520,915
                                                                             ------------        ------------

  Distributions to shareholders:
     From net investment income                                                       -               (14,762)
     In excess of net investment income                                               -               (93,233)
     From net realized gain on investments                                            -              (989,096)
                                                                             ------------        ------------

                                                                                      -            (1,097,091)
                                                                             ------------        ------------

  Fund share transactions:
     Net proceeds from sales of shares                                            349,413             827,306
     Net asset value of shares issued in
       reinvestment of distributions                                                  -             1,097,091
     Cost of shares reacquired                                                   (457,591)           (925,539)
                                                                             ------------        ------------

                                                                                 (108,178)            998,858
                                                                             ------------        ------------

             Total increase in net assets                                       1,445,804             422,682

NET ASSETS:
  At beginning of period                                                       14,309,824          13,887,142
                                                                             ------------        ------------
  At end of period (including accumulated distributions in excess
      of net investment income of $43,708 and $70,207, respectively)         $ 15,755,628        $ 14,309,824
                                                                             ============        ============


See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months               Years Ended December 31,          Period Ended
                                                             Ended         --------------------------------------    December 31,
                                                         June 30, 1999       1998           1997           1996          1995**
                                                         -------------     -------        -------         -------   ------------
                                                          (Unaudited)
    Per share data (for a share outstanding throughout
      each period):
      Net asset value- beginning of period                  $ 10.78        $ 11.27        $ 11.19         $ 10.33       $ 10.00
                                                            -------        -------        -------         -------       -------

      Income from investment operations:
        Net investment income                                   .02            .01            .02             .01           .07
        Net realized and unrealized gain on investments        1.16            .40            .50            1.01           .33
                                                            -------        -------        -------         -------       -------
                                                               1.18            .41            .52            1.02           .40
                                                            -------        -------        -------         -------       -------
      Less distributions to shareholders:
        From net investment income                              -             (.01)          (.01)           (.01)         (.07)
        In excess of net investment income                      -             (.08)           -               -             -
        From net realized gain on investments                   -             (.81)          (.02)           (.11)          -
        In excess of net realized gain on investment            -              -             (.01)           (.04)          -
        Tax return of capital                                   -              -             (.40)            -             -
                                                            -------        -------        -------         -------       -------
                                                                -             (.90)          (.44)           (.16)         (.07)
                                                            -------        -------        -------         -------       -------

      Net asset value- end of period                        $ 11.96        $ 10.78        $ 11.27         $ 11.19       $ 10.33
                                                            =======        =======        =======         =======       =======

      Total return                                            10.95%          3.73%          4.66%           9.85%         4.07%

      Ratios and Supplemental Data:
        Ratio of expenses to average net assets                1.50% *        1.50%          1.50%           1.50%         1.46% *
        Ratio of net investment income to average net assets    .38% *         .10%           .22%            .09%         1.46% *
        Portfolio turnover                                       29%            36%            44%             22%            5%
        Net assets at end of period (000 omitted)           $15,756        $14,310        $13,887         $12,586       $10,509


The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.50% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income (loss) per share and ratios would have been:


        Net investment income (loss)                         $ (.01)        $ (.08)        $ (.05)         $ (.10)        $ .02

        Ratios (to average net assets):
          Expenses                                             2.09% *        2.00%          2.14%           2.36%         2.50% *
          Net investment income (loss)                         (.21%)*        (.40%)         (.42%)          (.77%)         .42% *

    *     Annualized
    * * For the period from July 19, 1995 (commencement of operations) to December 31, 1995.

    See notes to financial statements.

DLB GLOBAL SMALL CAPITALIZATION FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------
1.      BUSINESS AND ORGANIZATION

        DLB Global Small Capitalization Fund (the "Fund") is a non-diversified series of The DLB Fund Group (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.      SIGNIFICANT ACCOUNTING POLICIES

        INVESTMENT VALUATION - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

        REPURCHASE AGREEMENTS - Securities purchased under agreements to resell to the original owner are recorded at cost. The Fund may enter into such agreements with institutions that the Fund's investment adviser has determined to be creditworthy. The Fund requires that the securities so purchased be transferred to the custodian under terms that enable the Fund to obtain such securities in the event of a default. The Fund monitors, on a daily basis, the value of the securities to assure that such value, including accrued interest, is greater than amounts owed to the Fund.

        FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars at current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars at currency exchange rates prevailing on the respective dates of such transactions. Security transaction gains and losses attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

        FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The risks associated with these contracts include the possible inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund enters into forward contracts for hedging purposes only. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value resulting from unfavorable exchange rate movements. Forward foreign currency exchange contracts are adjusted by the daily change in the exchange rates of the underlying currencies, and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

        INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Dividend payments received in additional securities are recorded in an amount equal to the value of the securities. Interest income is recorded on the accrual basis.

        TAXES AND DISTRIBUTIONS - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gains on investments. Accordingly, no provision for federal income or excise tax is necessary.

        The Fund files a tax return annually using tax accounting methods required by the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the net investment income and net realized gain reported in these financial statements may differ from the amounts reported on the Fund's tax return, and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

        Foreign taxes are provided with respect to interest and dividend income earned in foreign currencies in accordance with applicable tax rates. To the extent that such taxes are unrecoverable, they are recorded as a reduction of net investment income.

        Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions for tax purposes and financial reporting purposes. Differences between income for financial reporting purposes and tax-basis earnings and profits may result in the reporting of temporary over-distributions in the financial statements. Such over-distributions are classified as distributions in excess of net investment income or accumulated undistributed net realized gains. Distributions, if any, in excess of tax-basis earnings and profits are reported as return of capital.

        USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those such estimates.

3.      TRANSACTIONS WITH AFFILIATES


        The Fund engages David L. Babson & Co. Inc. ("Babson") to provide investment advisory and administrative services and general office facilities. The fee for such services is computed daily and paid monthly at an effective annual rate of 1.00% of average daily net assets. For the six months ended June 30, 1999, the management fee amounted to $70,610. Additionally, $41,520 of Fund expenses were borne by Babson.

        Babson has entered into a sub-advisory agreement with Babson-Stewart Ivory International ("BSII"), an affiliate of Babson, with respect to the management of the international component of the Fund's portfolio. Under the sub-advisory agreement, Babson pays BSII a monthly fee at the effective annual rate of .50% of average daily net assets.

        The Fund pays no compensation directly to theTrustees who also are officers of the investment manager, nor to the officers of the Fund, all of whom receive remuneration for their services to the Fund from Babson.

4.      PORTFOLIO SECURITIES

        Purchases and sales of investments, other than short-term obligations, aggregated $3,918,800 and $4,019,627, respectively.

        The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:


             Aggregate cost                                    $13,362,657
                                                               ===========
             Gross unrealized appreciation                     $ 3,469,711
             Gross unrealized depreciation                      (1,208,273)
                                                               -----------
                Net unrealized appreciation                    $ 2,261,438
                                                               ===========

5.      SHARES OF BENEFICIAL INTEREST

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                                 Six Months         Year Ended
                                                   Ended            December 31,
                                               June 30, 1999           1999
                                               -------------        ------------
             Shares sold                          32,023               74,346
             Shares issued in reinvestment
                of  distributions                      -              103,499
             Redemptions                         (42,400)             (81,996)
                                                 -------               ------
                Net increase (decrease)          (10,377)              95,849
                                                 =======               ======


6.      RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

        Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall government supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

This report and the Fund financial statements contained herein are submitted for the general information of the shareholders of the DLB Global Small Capitalization Fund. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.









                          BABSON SECURITIES CORPORATION
                     One Memorial Drive, Cambridge, MA 02142
                                   August 1999